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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
The Travelers Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE TRAVELERS COMPANIES, INC.
385 Washington Street, Saint Paul, MN 55102
Telephone (651) 310-7911

March 21, 2008

Dear Fellow Shareholders:

Please join us for our Annual Meeting of Shareholders on Tuesday, May 6, 2008, at 10:30 a.m. (Central Daylight Time) at our office at 385 Washington Street, Saint Paul, Minnesota 55102.

We are pleased to have utilized the new Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this new e-proxy process will expedite our shareholders' receipt of proxy materials and lower the costs, and reduce the environmental impact, of our annual meeting.

In accordance with this new rule, we sent shareholders of record at the close of business on March 7, 2008 a Notice of Internet Availability of Proxy Materials on or about March 21, 2008. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

Attached to this letter are a Notice of Annual Meeting of Shareholders and Proxy Statement, which describe the business to be conducted at the meeting. We also will report on matters of current interest to our shareholders.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card. If you do not vote on the Internet, by telephone or by mail, you may vote in person at the Annual Meeting.

Thank you for your continued support of Travelers.

Sincerely,

Jay S. Fishman Chairman of the Board, Chief Executive Officer and President

PROXY VOTING METHODS

If at the close of business on March 7, 2008, you were a shareholder of record or held shares through a Travelers benefit or compensation plan or a broker or bank, you may vote your shares by proxy through the Internet, by telephone or by mail, or you may vote in person at the Annual Meeting. For shares held through a broker or nominee, you may vote by submitting voting instructions to your broker or nominee. To reduce our administrative and postage costs, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described on page 4 of the Proxy Statement.

If you are a shareholder of record or hold shares through a broker or bank and are voting by proxy, your vote must be received by 11:59 p.m. (Eastern Daylight Time) on May 5, 2008 to be counted.

Please note, if you hold shares through a Travelers benefit or compensation plan, your vote must be received by 11:59 p.m. (Eastern Daylight Time) on May 2, 2008. Those votes cannot be changed or revoked after that time, and those shares cannot be voted in person at the Annual Meeting.

To vote by proxy:

BY INTERNET

  •
  Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

  •
  You will need the 12-digit Control Number included on your Notice of Internet Availability of Proxy Materials or proxy card to obtain your records and to create an electronic voting instruction form.

BY TELEPHONE

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  From a touch-tone telephone, dial (800) 690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

  •
  You will need the 12-digit Control Number included on your Notice of Internet Availability of Proxy Materials or proxy card in order to vote by telephone.

BY MAIL

  •
  Request a proxy card from us by following the instructions on your Notice of Internet Availability of Proxy Materials.

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  When you receive the proxy card, mark your selections on the proxy card.

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  Date and sign your name exactly as it appears on your proxy card.

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  Mail the proxy card in the postage-paid envelope that will be provided to you.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

THE TRAVELERS COMPANIES, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:30 a.m. (Central Daylight Time) on Tuesday, May 6, 2008
PLACE	The Travelers Companies, Inc. 385 Washington Street Saint Paul, Minnesota 55102
ITEMS OF BUSINESS	1.	To elect 13 directors.
	2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2008.
	3.	To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on March 7, 2008.
VOTING BY PROXY
To ensure your shares are voted, you may vote your shares over the Internet, by telephone or by requesting a paper proxy card to complete, sign and return by mail. Internet and telephone voting procedures are described on the preceding page, in the Questions and Answers section beginning on page 1 of the Proxy Statement and on the proxy card.
By Order of the Board of Directors,

Bruce A. Backberg Senior Vice President and Corporate Secretary

This Notice of Annual Meeting and Proxy Statement
are being distributed or made available, as the
case may be, on or about March 21, 2008.

TABLE OF CONTENTS

General Information	1
Item 1—Election of Directors	5
Nominees for Election as Directors	5
Board of Directors Information	12
Committees of the Board and Meetings	12
Audit Committee	12
Compensation Committee	13
Executive Committee	15
Investment and Capital Markets Committee	16
Nominating and Governance Committee	16
Risk Committee	16
Governance of Your Company	17
Governance Guidelines	17
Code of Business Conduct and Ethics	17
Significant Governance Practices	17
Ethics Hotline	17
Business Practices Committee	17
Compliance Policy and Review Board	18
Director Stock Ownership	18
Director Age Limit	18
Director Nomination Process	18
Annual Meeting of Shareholders	19
Director Independence and Independence Determinations	19
Dating of Equity Grants	20
Transactions With Related Persons And Certain Control Persons—Related Person Transaction Approval	20
Employment Relationships	21
Third-Party Transactions	22
Lead Director	22
Executive Sessions	23
Board and Committee Evaluations	23
Shareholder Communications	23
Enterprise Risk Management	23
Certain Litigation Matters	23
Item 2—Ratification of Independent Registered Public Accounting Firm	23
Audit and Non-Audit Fees	24
Report of the Audit Committee	25
Executive Compensation	25
Compensation Discussion and Analysis	25
Objectives of the Company's Executive Compensation Program	25
Compensation Determination Process	27
Compensation Elements	28
Total Direct Compensation	28
Base Salary	28
Annual Bonuses	29
Stock-Based Long-Term Incentives	32
Stock Options	34
Performance Shares	34
Total Direct Compensation for 2007 (Supplemental Table)	36
Other Compensation	36
Pension Plans	36
Deferred Compensation	37

TABLE OF CONTENTS (Continued)

Other Benefits	37
Severance and Change in Control Agreements	38
Stock Ownership Guidelines	39
Recapture/Forfeiture Provisions	40
Timing of Equity Grants	40
Compensation Committee Report	41
Compensation Committee Interlocks and Insider Participation	41
Tabular Executive Compensation Disclosure	42
Summary Compensation Table	42
Grants of Plan-Based Awards in 2007	44
Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007	45
Mr. Fishman's Employment Agreement	45
Mr. Schnitzer's Employment Agreement	46
CAP Shares	47
Restricted Stock	47
Terms of Equity-Based Awards	47
Outstanding Equity Awards at December 31, 2007	49
Option Awards Vesting Schedule	51
Stock Awards Vesting Schedule	52
Option Exercises and Stock Vested in 2007	53
Post-Employment Compensation	53
Pension Benefits	54
Non-Qualified Deferred Compensation for 2007	56
Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control	58
Potential Payments Upon Termination of Employment or Change in Control	59
Summary of Key Agreements	62
Mr. Fishman's Employment Agreement	62
Non-Solicatation and Non-Disclosure Agreements	63
Equity Recapture Provisions	63
Non-Employee Director Compensation	65
Director Compensation for 2007	67
Director Fee Breakdown for 2007	68
Outstanding Equity Awards for Non-Employee Directors at December 31, 2007	69
Share Ownership Information	70
5% Owners	70
Share Ownership of Directors and Executive Officers	71
Section 16(a) Beneficial Ownership Reporting Compliance	73
Shareholder Proposals for 2009 Annual Meeting	73
Householding of Proxy Materials	73
Other Business	73
Annex A—Categorical Standards for Director Independence	A-1

THE TRAVELERS COMPANIES, INC.

385 Washington Street
Saint Paul, Minnesota 55102
Telephone: 651-310-7911

PROXY STATEMENT
Annual Meeting of Shareholders
May 6, 2008
10:30 a.m. (Central Daylight Time)

GENERAL INFORMATION

Why am I being provided with these materials?

We have made these proxy materials available to you on the Internet or, upon your request, have delivered printed versions of these materials to you by mail in connection with the solicitation by the Board of Directors of The Travelers Companies, Inc. (the "Company" or "Travelers") of proxies to be voted at our Annual Meeting of Shareholders to be held on May 6, 2008 ("Annual Meeting"), and at any postponements or adjournments of the Annual Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. You are invited to attend the meeting and vote your shares in person.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to the new rules recently adopted by the Securities and Exchange Commission, we have elected to provide shareholders access to our proxy materials over the Internet. We believe that this new e-proxy process will expedite our shareholders' receipt of proxy materials and lower the costs, and reduce the environmental impact, of our Annual Meeting. Accordingly, we sent a Notice of Internet Availability of Proxy Materials (the "Notice") on or about March 21, 2008 to shareholders of record entitled to vote at the Annual Meeting. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice and to download printable versions of the proxy materials or to request and receive a printed set of the proxy materials from us. Instructions on how to access the proxy materials over the Internet or to request a printed copy from us may be found on the Notice.

What am I voting on?

There are two proposals scheduled to be voted on at the meeting:

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  Election of 13 directors; and

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  Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2008.

Who is entitled to vote?

Shareholders as of the close of business on March 7, 2008 (the "Record Date") may vote at the Annual Meeting. As of that date, there were 613,993,352 shares of common stock and 330,830.39 shares of Series B convertible preferred stock outstanding. The holders of common stock and Series B convertible preferred stock vote as one class on all matters at the Annual Meeting. Each share of Series B convertible preferred stock is entitled to eight votes. You have one vote for each share of common stock you held as of the Record Date, including shares:

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  Held directly in your name as "shareholder of record" (also referred to as "registered shareholder");

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  Held for you in an account with a broker, bank or other nominee (shares held in "street name"). Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee how to vote their shares;

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  Credited to your account in our 401(k) Savings Plan; and

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  Held for you by us as restricted shares (whether vested or non-vested) under any of our stock incentive plans.

What constitutes a quorum?

A majority of the aggregate voting power of the shares of common stock and Series B convertible preferred stock entitled to vote, present or represented by proxy, constitutes a quorum for the Annual Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by "broker non-votes" also are counted as present and entitled to vote for purposes of determining a quorum. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a "broker non-vote"). On the Record Date, 613,993,352 shares of our common stock and 330,830.39 shares of our Series B convertible preferred stock were outstanding. Each share of common stock is entitled to one vote, and each share of Series B convertible preferred stock is entitled to eight votes. Therefore, a total of 616,639,995 votes are eligible to be cast at the Annual Meeting. Cumulative voting in the election of directors is not permitted.

How many votes are required to approve each proposal?

Each director shall be elected at the Annual Meeting by the vote of a majority of the votes cast with respect to the director. A majority of the votes cast with respect to election of a director means that the votes entitled to be cast by the holders of all the then outstanding shares of voting stock of the Company that are voted "for" a director must exceed the shares voted "against" such director.

Any other proposal requires the affirmative vote of the greater of (1) a majority of the votes represented in person or by proxy at the Annual Meeting and entitled to vote and (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum at the Annual Meeting.

How are votes counted?

You may vote "FOR" or "AGAINST" each of the nominees for the Board of Directors, or you may "WITHHOLD" authority to vote for one or more nominees. You may vote "FOR", "AGAINST" or "ABSTAIN" on each of the other proposals. Shares that are present but are not voted, or that are "withheld", with respect to the vote of directors, will have no impact on the election of directors. If you abstain from voting on any of the other proposals, it has the same effect on the vote as a vote against the proposal. A broker non-vote with respect to any of the other proposals is not deemed to be present in person or by proxy for the purpose of determining whether a proposal has been approved and, therefore, will have no effect in determining whether the proposal has been approved. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each director nominee, "FOR" the other proposals as recommended by the Board and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon. Voting instructions are being provided separately to current and former employees who hold shares through any of our benefit or compensation plans.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes, and representatives of IVS Associates will act as inspectors of election.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

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  "FOR" each of the nominees to the Board; and

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  "FOR" the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2008.

How do I vote my shares without attending the Annual Meeting?

If you are a shareholder of record or hold shares through one of our benefit or compensation plans, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. In all circumstances, you may vote:

  •
  By Internet—If you have Internet access, you may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 12-digit Control Number included on your Notice or your proxy card in order to vote by Internet.

  •
  By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing (800) 690-6903 and by following the recorded instructions. You will need the 12-digit Control Number included on your Notice or your proxy card in order to vote by telephone.

  •
  By Mail—You may vote by mail by requesting a proxy card from us, indicating your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Daylight Time) on May 5, 2008 for the voting of shares held by shareholders of record or held in street name and at 11:59 p.m. (Eastern Daylight Time) on May 2, 2008 for the voting of shares held by current and former employees through a Company benefit or compensation plan.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than May 5, 2008.

Mailed proxy cards with respect to shares held by current and former employees through a Company benefit or compensation plan must be received no later than May 2, 2008.

How do I vote my shares in person at the Annual Meeting?

First, you must satisfy the requirements for admission to the Annual Meeting (see below). Then, if you are a shareholder of record and prefer to vote your shares at the Annual Meeting, you must bring proof of identification along with your Notice or proof of ownership. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or proxy card so that your vote will be counted even if you later were to decide not to attend the Annual Meeting.

Shares held by current and former employees through a Company benefit or compensation plan cannot be voted in person at the Annual Meeting.

What does it mean if I receive more than one Notice on or about the same time?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each Notice you receive.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a shareholder of record, you may change your vote and revoke your proxy by:

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  Sending a written statement to that effect to our Corporate Secretary or to any corporate officer of the Company, provided such statement is received no later than May 5, 2008;

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  Voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Daylight Time) on May 5, 2008;

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  Submitting a properly signed proxy card with a later date that is received no later than May 5, 2008; or

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  Attending the Annual Meeting, revoking your proxy and voting in person.

If you are a current or former employee and hold shares through a Travelers benefit or compensation plan, you may change your vote and revoke your proxy by any of the first three methods listed above if you do so no later than 11:59 p.m. (Eastern Daylight Time) on May 2, 2008. You cannot, however, revoke or change your proxy with respect to shares held through a Company benefit or compensation plan after that date, and you cannot vote those shares in person at the Annual Meeting.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Do I need a ticket to be admitted to the Annual Meeting?

You will need your proof of identification along with either your Notice or proof of ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to attend the Annual Meeting, you must present proof of your ownership of The Travelers Companies, Inc. stock, such as a bank or brokerage account statement.

Do I also need to present identification to be admitted to the Annual Meeting?

Yes, all shareholders must present a form of personal identification in order to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. We have hired Morrow & Co. to solicit proxies. We will pay Morrow & Co. a fee of $14,000, plus reasonable expenses, for these services.

ITEM 1—ELECTION OF DIRECTORS

There are currently 13 members of the Board of Directors (the "Board"). On February 6, 2008, the Board, upon recommendation of its Nominating and Governance Committee, unanimously nominated the 13 directors listed below for re-election to the Board at the Annual Meeting.

The directors elected at the Annual Meeting will hold office until the 2009 annual meeting of shareholders and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the form of proxy card (the "proxyholders") attached to this Proxy Statement, as filed with the Securities and Exchange Commission, intend to vote the proxies held by them for the election of the 13 nominees named below. The proxies cannot be voted for more than 13 candidates for director. If any of the 13 nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.

Nominees for Election as Directors

Name, Title and Age	Principal Occupation, Business Experience and Directorships
ALAN L. BELLER Partner Cleary Gottlieb Steen & Hamilton LLP Director since 2007 Age 58
Mr. Beller is a partner, based in the New York City office, of the law firm of Cleary Gottlieb Steen & Hamilton LLP ("Cleary"). His practice focuses on a wide variety of complex securities, corporate governance and corporate matters. Mr. Beller joined Cleary in 1976, became a partner in 1984 and returned to Cleary in August 2006 after serving as the Director of the Division of Corporation Finance of the U.S. Securities and Exchange Commission and as Senior Counselor to the Commission from January 2002 until February 2006. Mr. Beller is a member of the Board of Overseers of the University of Pennsylvania Law School. Mr. Beller is also a member of the United States Treasury Advisory Committee on the Future of the Auditing Profession.

Nominees for Election as Directors

Name, Title and Age	Principal Occupation, Business Experience and Directorships
JOHN H. DASBURG Chairman, President and Chief Executive Officer ASTAR Air Cargo, Inc. Director since 1994 Age 65
Mr. Dasburg has been Chairman, President and Chief Executive Officer of ASTAR Air Cargo, Inc., an air freight service company, since April 2003. He served as Chief Executive Officer and President of Burger King Corporation from April 2001 through January 2003 and as Chairman of Burger King from April 2001 to March 2003. Mr. Dasburg served as President and Chief Executive Officer of Northwest Airlines from 1989 through March 2001. From 1980 to 1989 he held a number of positions at Marriott Corporation, including President of The Lodging Group, Chief Financial Officer and Chief Real Estate Officer. From 1973 to 1980, Mr. Dasburg was employed by KPMG Peat Marwick, serving as a Tax Partner from 1978 to 1980. Mr. Dasburg is a director of Mercy Hospital and Mercy Foundation and a member of the Board of Governors of the Florida State University System.
JANET M. DOLAN President Act 3 Enterprises, LLC Director since 2001 Age 58

Ms. Dolan has been President of Act 3 Enterprises, LLC, a consulting services company, since August 2006. She served as Chief Executive Officer and President of Tennant Company, a manufacturer of nonresidential floor maintenance equipment and products, from April 1999 until her retirement in December 2005, and she had served in a number of senior executive positions with Tennant Company from 1986 until April 1999. Prior to joining Tennant Company, Ms. Dolan was a director of the Minnesota Lawyers' Professional Responsibility Board. She is also a director of Donaldson Company, Inc. and Wenger Corporation.

Nominees for Election as Directors

Name, Title and Age	Principal Occupation, Business Experience and Directorships
KENNETH M. DUBERSTEIN Chairman and Chief Executive Officer The Duberstein Group, Inc. Director since 1998 Age 63
Mr. Duberstein has been Chairman and Chief Executive Officer of The Duberstein Group, Inc., a strategic advisory and consulting firm, since 1989. Previously, Mr. Duberstein served as Chief of Staff to President Ronald Reagan from 1988 to 1989 and as Deputy Chief of Staff during 1987. From 1984 to 1986, Mr. Duberstein was Vice President of Timmons & Company in Washington, DC. Prior to that, he held the White House position as Assistant to the President, Legislative Affairs from 1981 to 1983. From 1976 to 1980, Mr. Duberstein was Vice President of the Committee for Economic Development in New York. He serves as a director of the Council on Foreign Relations, the Brookings Institution, the National Alliance to End Homelessness and the National Center for Democracy, and he is a trustee for Franklin & Marshall College and a lifetime trustee for the Kennedy Center for the Performing Arts. Mr. Duberstein is also a director of The Boeing Company, ConocoPhillips and Mack-Cali Realty Corp.
JAY S. FISHMAN Chairman, Chief Executive Officer and President The Travelers Companies, Inc. Director since 2001 Age 55

Mr. Fishman is Chairman, Chief Executive Officer and President of Travelers. He has served as the Company's Chief Executive Officer and President since the April 1, 2004 merger of The St. Paul Companies, Inc. with Travelers Property Casualty Corp. that formed the Company, and he assumed the additional role of Chairman in September 2005. From October 2001 until the merger, Mr. Fishman had been Chairman, Chief Executive Officer and President of St. Paul. Mr. Fishman held several key executive posts at Citigroup Inc. from 1998 to October 2001, including Chairman, Chief Executive Officer and President of the Travelers insurance businesses, Chief Operating Officer of Citigroup's finance and risk functions and head of Citigroup's consumer business in Japan and Western Europe. Starting in 1989, Mr. Fishman worked as an executive for Primerica, which became part of Citigroup. Mr. Fishman is a trustee of the University of Pennsylvania and a director of the National Academy Foundation.

Nominees for Election as Directors

Name, Title and Age	Principal Occupation, Business Experience and Directorships
LAWRENCE G. GRAEV Chairman, Chief Executive Officer and President The GlenRock Group, LLC Director since 2002 Age 63
Mr. Graev has, since December 2000, held the positions of Chairman, Chief Executive Officer and President of The GlenRock Group, LLC, a merchant banking firm that invests in private equity opportunities and provides management assistance to the leadership and boards of a variety of businesses. Mr. Graev has, since September 1, 2007, also held the positions of President and Chief Operating Officer of GlenRock Capital Advisers, LLC, a registered investment adviser that acts as investment manager for institutional and other investors with respect to their alternative asset investment programs, primarily through investments in leading venture capital, buyout and real estate funds managed by independent third parties. In addition, Mr. Graev became an Adjunct Professor of Venture Capital Law at George Washington University Law School in January of 2007 and Chairman of Pangea3, LLC, an Indian provider of legal outsourcing services, in March of 2006. From June 2001 until January 2006, Mr. Graev held an Of Counsel position with the law firm of King & Spalding, LLP. Prior to that, he was a Partner with the O'Sullivan Graev & Karabell, LLP law firm from 1973 to 2001. From 1969 to 1973, Mr. Graev was an Associate at the law firm of Cravath, Swaine & Moore.
PATRICIA L. HIGGINS Retired President and Chief Executive Officer Switch and Data Facilities, Inc. Director since 2007 Age 58

Ms. Higgins served as President and Chief Executive Officer of Switch and Data Facilities, Inc., a provider of neutral interconnection and collocation services, from September 2000 until her retirement in February 2004. In 1999 and 2000, Ms. Higgins served as Executive Vice President of the Gartner Group and Chairman and Chief Executive Officer of the Research Board, a segment of the Gartner Group. From 1997 to 1999, she served as Corporate Vice President and Chief Information Officer of Alcoa Inc., and from 1995 to 1997, she served as Vice President and President (Communications Market Business Unit) of Unisys Corporation. From 1977 to 1995, she served in various managerial positions, including as Corporate Vice President and Group Vice President (State of New York) for Verizon (NYNEX) and Vice President, International Sales Operations (Lucent) for AT&T Corporation/Lucent. Ms. Higgins currently serves on the Board of Directors of Barnes & Noble, Inc., Internap Network Services Corporation and Visteon Corporation.

Nominees for Election as Directors

Name, Title and Age	Principal Occupation, Business Experience and Directorships
THOMAS R. HODGSON Retired President and Chief Operating Officer Abbott Laboratories Director since 1997 Age 66
Mr. Hodgson served as President and Chief Operating Officer of Abbott Laboratories, a global diversified health care company, from 1990 until his retirement in 1998. Prior to that, he had been President of the Abbott International Division from 1983 to 1990 and President of the Hospital Products Division from 1978 to 1983. Mr. Hodgson held various other management positions with Abbott from 1972 to 1978. Mr. Hodgson is currently a director of Idenix Pharmaceuticals.
CLEVE L. KILLINGSWORTH, JR. Chairman and Chief Executive Officer Blue Cross and Blue Shield of Massachusetts, Inc. Director since 2007 Age 55

Mr. Killingsworth has been the Chairman and Chief Executive Officer of Blue Cross and Blue Shield of Massachusetts, Inc. since January 1, 2008, and he served as its President and Chief Executive Officer from July 2005 to December 2007 and as its President and Chief Operating Officer from February 2004 to July 2005. From January 1998 to February 2004, Mr. Killingsworth served the Henry Ford Health System as its Senior Vice President of Insurance and Managed Care and as President and Chief Executive Officer of the Health Alliance Plan. Prior to January 1998, he held senior management positions with the Kaiser Foundation Health Plan, Blue Cross Blue Shield of Rochester, NY, Group Health Cooperative of Puget Sound, The American Hospital Association and the Hospital of the University of Pennsylvania. Mr. Killingsworth is currently a faculty member of the Harvard School of Public Health and serves on the Harvard Medical School Board of Fellows. In addition, Mr. Killingsworth is currently a member of the Board of Overseers of the Teachers Insurance and Annuity Association of America (TIAA) and the College Retirement Equities Fund (CREF).

Nominees for Election as Directors

Name, Title and Age	Principal Occupation, Business Experience and Directorships
ROBERT I. LIPP Senior Advisor JPMorgan Chase & Co. Director since 2004 Age 69
Mr. Lipp assumed his current responsibilities as Senior Advisor for JPMorgan Chase & Co. in September 2005. He had served as the Company's Chairman from April 2004 until retiring in September 2005. Before the merger, Mr. Lipp was Chairman and Chief Executive Officer of Travelers Property Casualty Corp. since December 2001. Prior to that, Mr. Lipp held various senior executive positions at Citigroup and TPC and their predecessor companies since 1986, retiring in 2001 as Vice Chairman of Citigroup and Chairman and Chief Executive Officer of its Global Consumer Business. Prior to 1986, Mr. Lipp spent 23 years with Chemical Bank, where he rose to the positions of President and Director. Mr. Lipp is a director of the New York City Ballet and Chairman of the Executive Committee of Williams College. He is also a director of Accenture Ltd. and JPMorgan Chase & Co.
BLYTHE J. MCGARVIE President Leadership for International Finance, LLC Director since 2004 Age 51

Ms. McGarvie has been President of Leadership for International Finance, LLC, a firm focusing on improving clients' financial positions and providing leadership seminars for corporate and academic groups, since January 2003. Her firm specializes in providing global perspectives to U.S. and multinational companies, primarily in the consumer goods, financial services and knowledge-based industries. From 1999 through the end of 2002, Ms. McGarvie was the Executive Vice President and Chief Financial Officer at BIC Group, a leading manufacturer of convenient disposable products. Ms. McGarvie served as Senior Vice President and Chief Financial Officer of Hannaford Bros. Co., a food retailer, from 1994 to 1999. Ms. McGarvie is currently a director of Accenture Ltd., The Pepsi Bottling Group, Inc. and Viacom, Inc.

Nominees for Election as Directors

Name, Title and Age	Principal Occupation, Business Experience and Directorships
GLEN D. NELSON, M.D. Chairman GDN Holdings, LLC Director since 1992 Age 70
Dr. Nelson has been the Chairman of GDN Holdings, LLC (Health Services and Medical Devices) since March 2002. Prior to GDN Holdings, he was a director of Medtronic Inc. from 1980 to 2002 and was employed as Executive Vice President from 1986 to 1988 and subsequently Vice Chairman from 1988 until his retirement in 2002. Before joining Medtronic, Dr. Nelson practiced surgery from 1969 to 1986. He was Chairman, President and Chief Executive Officer of the Park Nicollet Medical Center, a large multi-specialty group practice in Minneapolis from 1975 to 1986. He was also Chairman of the Board and Chief Executive Officer of American MedCenters, Inc. from 1984 to 1986. Dr. Nelson is currently a director of DexCom, Inc., Carlson Companies, Inc. and non-executive Chairman of MinuteClinic, Inc.
LAURIE J. THOMSEN Executive Partner New Profit, Inc. Director since 2004 Age 50

Ms. Thomsen joined New Profit, Inc., a venture philanthropy firm, as an Executive Partner in September 2006. She served on the board of New Profit from 2001 to 2006. Prior to that, she was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies from 1995 until 2001, and a retiring General Partner of that firm until June 2004. From 1984 until 1995, she worked at the venture capital firm Harbourvest Partners in Boston, where she was a General Partner from 1988 until 1995. Ms. Thomsen was in commercial lending at U.S. Trust Company of New York from 1979 until 1984. Ms. Thomsen is a director of Horizons for Homeless Children and a trustee of Williams College. She is also a director of MFS Mutual Funds.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

BOARD OF DIRECTORS INFORMATION

Committees of the Board and Meetings

There are six standing committees of the Board: the Audit Committee; the Compensation Committee; the Executive Committee; the Investment and Capital Markets Committee; the Nominating and Governance Committee; and the Risk Committee.

The Board has adopted a written charter for each of the Committees, copies of which are posted on our website at www.travelers.com under Investors: Corporate Governance: Committee Charters. A shareholder also may request a copy of these materials in print, without charge, by contacting the Corporate Secretary at The Travelers Companies, Inc., 385 Washington Street, Saint Paul, MN 55102. Each Committee reviews its charter annually and, when appropriate, presents to the Nominating and Governance Committee and the Board any recommended amendments for consideration and approval.

The following table summarizes the current membership of the Board and of each of its Committees, as well as the number of times the Board and each Committee met during 2007.

	Board	Audit	Compensation	Executive	Investment and Capital Markets	Nominating and Governance	Risk
Mr. Beller	X	X					X
Mr. Dasburg	X	Chair		X			X
Ms. Dolan	X	X					X
Mr. Duberstein	X		X		X	X
Mr. Fishman	Chair			Chair
Mr. Graev	X		Chair	X	X	X
Ms. Higgins	X	X					X
Mr. Hodgson	X	X		X			Chair
Mr. Killingsworth	X		X		X	X
Mr. Lipp	X			X			X
Ms. McGarvie	X		X	X	Chair	X
Dr. Nelson	X		X	X	X	Chair
Ms. Thomsen	X	X					X
Number of 2007 meetings	7	9	8	1	6	4	4

Each director attended 75% or more of the total number of meetings of the Board and of the Committees on which the director served.

Audit Committee

All members of the Audit Committee are "independent", consistent with our Governance Guidelines, the New York Stock Exchange ("NYSE") listing standards applicable to boards of directors in general and audit committees in particular and Section 301 of the Sarbanes-Oxley Act of 2002. In addition, the Board has determined that the members of the Audit Committee meet the financial literacy and expertise requirements of the NYSE. The Board also has determined that Mr. Dasburg's experience with KPMG Peat Marwick from 1973 to 1980 and his service as a KPMG Tax Partner from 1978 to 1980, his experience as Chief Financial Officer of Marriott Corporation, as Chief Executive Officer of Northwest Airlines, Burger King Corporation and ASTAR Air Cargo, Inc. and his service on the audit committees of other public companies qualify him as an audit committee financial expert, and he has been so designated.

The duties and responsibilities of the Audit Committee are set forth in its charter, which may be found at www.travelers.com under Investors: Corporate Governance: Committee Charters: Audit Committee, and include the following:

  •
  serving as an independent and objective body to carry out the responsibilities and duties delegated to it by the Board, including its oversight of our financial reporting principles and policies and internal controls and procedures;

  •
  selecting our independent registered public accounting firm and reviewing and evaluating its qualifications, performance and independence;

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  reviewing and pre-approving the audit and non-audit services and proposed fees of the independent registered public accounting firm;

  •
  reviewing reports and other communications between management and the independent registered public accounting firm with respect to that firm's evaluation of the design and operation of internal controls; and

  •
  reviewing and evaluating the work of our internal audit unit.

With respect to our reporting and disclosure matters, the duties and responsibilities of the Audit Committee include reviewing our audited financial statements and recommending to the Board that they be included in our Annual Report on Form 10-K in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC").

Compensation Committee

All members of the Compensation Committee are "independent" as defined by our Governance Guidelines and the NYSE listing standards. In addition, all members of the Compensation Committee qualify as "non-employee directors" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as "outside directors" for purposes of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Compensation Committee assists the Board in carrying out its responsibilities with respect to our compensation matters. The Compensation Committee has a charter, which may be found at www.travelers.com under Investors: Corporate Governance: Committee Charters: Compensation Committee.

Duties and Responsibilities

With respect to general compensation matters, the duties and responsibilities of the Compensation Committee include:

  •
  setting the performance goals and objectives for our senior management team, which includes our Chief Executive Officer (the "CEO") and the other 20 most senior members of management, including our executive officers as defined in the Exchange Act (collectively, the "Management Committee");

  •
  reviewing the performance and approving the salaries and incentive compensation of the members of the Management Committee;

  •
  approving policies with respect to perquisites of the members of the Management Committee;

  •
  approving and monitoring compliance with stock ownership guidelines applicable to the CEO and other members of management;

  •
  developing our executive compensation philosophy and objectives;

  •
  reviewing the operation of our overall compensation program to evaluate its objectives and execution and recommending to the Board amendments to our compensation programs to better conform them with the established compensation objectives;

  •
  reviewing and approving, and, in certain cases, recommending to the Board for approval, all new equity compensation plans and material amendments to existing plans, and administration of such plans;

  •
  recommending to the Board for approval nonequity compensation and benefit programs determined by the Compensation Committee to be appropriate;

  •
  reviewing our regulatory compliance with respect to compensation matters;

  •
  reviewing and approving, and, in certain cases, recommending to the Board for approval, any employment and severance contracts for the CEO and other members of management; and

  •
  reviewing and approving stock options, restricted stock, restricted stock units, performance shares and similar stock-based grants to the members of the Management Committee and all other officers subject to Section 16 of the Exchange Act.

With respect to our reporting and disclosure matters, the duties and responsibilities of the Compensation Committee include reviewing and recommending the Compensation Discussion and Analysis to the Board for inclusion in our annual proxy statement and Annual Report on Form 10-K in accordance with applicable rules and regulations of the SEC.

Establishment of Annual Bonus and Equity Award Pools

As discussed more fully below under the caption "Executive Compensation—Compensation Discussion and Analysis—Compensation Determination Process", the Compensation Committee sets executive compensation policy for the Company as a whole.

Pursuant to its charter, the Compensation Committee delegated its authority to an Executive Compensation Subcommittee (the "Subcommittee") with respect to certain compensation actions for our "officers" as defined in the Exchange Act. The Subcommittee considered recommendations from the CEO regarding total compensation for each of the other executive officers named in the Summary Compensation Table (together with the CEO, the "named executive officers") and other officers. During 2007, the Subcommittee was comprised of Kenneth M. Duberstein, Lawrence G. Graev, Cleve L. Killingsworth, Jr. (from May 1, 2007, the date he joined the Board of Directors and the Compensation Committee) and Blythe J. McGarvie. In addition, Leslie B. Disharoon was a member of the Subcommittee until May 1, 2007, the date he retired from the Board of Directors. The Subcommittee was dissolved on February 6, 2008.

Although the Board has determined that all members of the Compensation Committee are "independent", consistent with our Governance Guidelines and the NYSE listing standards, one member of the Compensation Committee did not qualify as an "outside director" for purposes of Section 162(m) during 2007. Therefore, during 2007, the Board delegated to the Subcommittee the authority to take the actions required under Section 162(m) in order for performance-based compensation to be fully deductible by the Company for income tax purposes. All other decisions related to our compensation policies were made by the Compensation Committee acting as a group.

The Compensation Committee approves the individual salary, annual bonus and equity awards for the members of the Management Committee. In addition, the Compensation Committee approves the aggregate annual bonuses and all equity awards to employees who are not members of the Management Committee.

Delegation of Authority with Respect to "Off-Cycle" Equity Grants

The Compensation Committee also has delegated limited authority to the Chairman and CEO to make certain "off-cycle" equity grants outside of the annual equity grant process to executives who are not members of the Management Committee. In the case of retention awards and promotions, the delegation is subject to a certain maximum number of restricted stock units and options to purchase shares of our common stock that could be granted to any one person. In the case of new hires, the delegation is subject to a maximum grant date fair value of restricted stock units and options to purchase shares of our common stock that could be granted to any one person. These grants can only be made on the grant dates established by our Governance Guidelines for "off-cycle" equity awards as discussed under "Governance of Your

Company—Significant Governance Practices—Dating of Equity Grants". Any awards made "off-cycle" are reported to the Compensation Committee at the next regularly scheduled meeting following such awards.

Compensation Consultant

Our corporate staff (including Finance, Human Resources and Legal staff members) supports the Compensation Committee in its work, and no executive officer determines or recommends the amount or form of executive compensation, other than the CEO, with respect to compensation for each of the other named executive officers and the other members of the Management Committee, and the COO, with respect to members of the Management Committee that report to him. In addition, the Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee has engaged Frederic W. Cook & Co. ("F. W. Cook") as its independent outside compensation consultant to provide it with objective and expert analyses, advice and information with respect to executive compensation.

F. W. Cook maintains no other direct or indirect business relationships with the Company. All executive compensation services provided by F. W. Cook are conducted under the direction or authority of the Compensation Committee, and all work performed by F. W. Cook must be pre-approved by the Compensation Committee or the Chair of the Compensation Committee.

F. W. Cook also advises the Nominating and Governance Committee with respect to director compensation.

As requested by the Compensation Committee, in 2007, F. W. Cook's services to the Compensation Committee included, among other things:

  •
  advising with respect to the Compensation Committee meeting materials;

  •
  recommending changes to incentive plans;

  •
  advising with respect to individual compensation for the members of the Management Committee;

  •
  reviewing and discussing possible aggregate levels of corporate-wide bonus payments and equity awards;

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  preparing comparative analyses of executive compensation levels and elements at peer group companies;

  •
  advising as to whether our compensation exceeded or fell below targeted levels and whether the actual amounts paid were commensurate with our operating performance as compared to our peer group companies; and

  •
  advising in connection with the preparation of certain of the information included in this Proxy Statement.

An F. W. Cook representative participated in five of the eight Compensation Committee and Subcommittee meetings in 2007.

In 2007 and 2006, we paid F. W. Cook $217,671 and $118,580, respectively, for services to the Compensation Committee and the Nominating and Governance Committee. In 2006, we paid F. W. Cook $3,400 for a compensation survey. In 2007 and 2006, the Company paid $90,790 and $77,142, respectively, to certain other compensation consultants retained by management to provide broad-based compensation surveys. Such other consultants retained by management did not have any role in determining or recommending the amount or form of executive or director compensation.

Executive Committee

The Board has granted to the Executive Committee, subject to certain limitations set forth in its charter, the broad responsibility of having and exercising the authority of the Board in the oversight of our business during the intervals between Board meetings.

The Executive Committee meets only as necessary. The duties and responsibilities of the Executive Committee are set forth in its charter, which may be found at www.travelers.com under Investors: Corporate Governance: Committee Charters: Executive Committee.

Investment and Capital Markets Committee

The Investment and Capital Markets Committee assists the Board in exercising its oversight of management's investment of our investment portfolios and certain financial affairs of the Company, including our debt and equity financing, dividend policy and actions, stock splits, repurchases of stock or other securities, capital needs and financing arrangements.

The Investment and Capital Markets Committee also reviews and either approves, or recommends appropriate Board action with respect to, among other matters, the issuance of securities, the establishment of bank lines of credit and certain purchases and dispositions of real property, capital expenditures and acquisitions and divestitures of assets.

The Investment and Capital Markets Committee's charter sets forth the Board's delegations of certain transactional authority to the Investment and Capital Markets Committee and to certain members of management and can be found at www.travelers.com under Investors: Corporate Governance: Committee Charters: Investment and Capital Markets Committee.

Nominating and Governance Committee

Each member of the Nominating and Governance Committee is "independent", consistent with our Governance Guidelines and the NYSE listing standards.

The duties and responsibilities of the Nominating and Governance Committee are set forth in its charter, which may be found at www.travelers.com under Investors: Corporate Governance: Committee Charters: Nominating and Governance Committee, and include the following:

  •
  the identification and selection of director candidates for election or re-election to the Board;

  •
  the identification and selection of directors for appointment to serve on the committees of the Board;

  •
  the establishment of criteria for the selection of candidates to serve on the Board;

  •
  the recommendation of adjustments, from time to time, to the size of the Board or of any Board committee;

  •
  the establishment of procedures for the evaluation of Board and director performance;

  •
  the periodic review and related recommended changes to the Board's director compensation programs and policies;

  •
  the establishment and periodic review of our Governance Guidelines and standards for determining the independence of directors and the absence of material relationships between the Company and a director;

  •
  an annual review of succession plans for our senior management;

  •
  the review and approval or ratification of all related person transactions under our Related Person Transaction Policy; and

  •
  the recommendation to the Board of any guidelines for the removal of directors, as it determines appropriate.

Risk Committee

The purpose of the Risk Committee is to assist the Board in exercising its oversight of our operational activities and the identification and review of those risks that could have a material impact on us.

The duties and responsibilities of the Risk Committee are set forth in its charter, which may be found at www.travelers.com under Investors: Corporate Governance: Committee Charters: Risk Committee, and include oversight of the following:

  •
  the underwriting of insurance;

  •
  the settlement of claims;

  •
  the management of catastrophe exposure;

  •
  the retention of insured risk and appropriate levels and types of reinsurance;

  •
  the credit risk in the Company's insurance operations and its ceded reinsurance program;

  •
  our information technology operations;

  •
  our enterprise risk management program; and

  •
  our business continuity and executive crisis management for the Company and its business operations.

GOVERNANCE OF YOUR COMPANY

Our Governance Guidelines, Code of Business Conduct and Ethics, Board Committee charters and other corporate governance information are available on the Corporate Governance page of the Investors section on our website at www.travelers.com. Any shareholder also may request them in print, without charge, by contacting the Corporate Secretary at The Travelers Companies, Inc., 385 Washington Street, Saint Paul, MN 55102.

Governance Guidelines

Our commitment to good corporate governance is reflected in our Governance Guidelines, which describe the Board's views on a wide range of governance topics. These Governance Guidelines are reviewed regularly by the Nominating and Governance Committee and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the full Board.

Certain of the significant corporate governance practices that the Board has implemented are described further below.

Code of Business Conduct and Ethics

We maintain a Code of Business Conduct and Ethics, which is applicable to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, Controller and other senior financial officers. The Code of Conduct sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets and business ethics.

The Code of Conduct may be found on our website at www.travelers.com under Investors: Corporate Governance: Code of Conduct.

Significant Governance Practices

Ethics Hotline

We maintain an Ethics Hotline by which employees can report integrity concerns or seek guidance regarding a policy or procedure. The Ethics Hotline is serviced by an independent company and is available 7 days a week, 24 hours a day. The hotline has a toll free number for U.S.-based employees, as well as a toll-free international number for employees based outside the United States. Employees may also access the hotline system and report integrity concerns via the Web. In either case, employees can report integrity concerns anonymously. We maintain a formal no retaliation policy that prohibits retaliation or discipline against an employee who raises an ethical concern in good faith. Once a complaint is alleged, the report is forwarded to our Chief Compliance Officer who is responsible for oversight of the hotline. Our Chief Compliance Officer coordinates with management and outside resources, as appropriate, to investigate the matter, and any ethical or compliance-related issues will not be closed until they have been addressed to his satisfaction. Any matter reported to the Chief Compliance Officer that involves accounting, internal control or audit matters, or any fraud involving persons with a significant role in our internal controls, is required to be reported promptly to the Audit Committee.

Our Chief Compliance Officer oversees adherence to the Code of Conduct in addition to overseeing our compliance functions throughout the businesses.

Our Chief Compliance Officer assists in the communication of the Code of Conduct and oversees employee education regarding its requirements, including online compliance training. All employees are required to certify as to their familiarity and compliance with the Code of Conduct.

Business Practices Committee

We have designated an individual as both our Business Conduct Officer and Chair of our Business Practices Committee. This individual is responsible for overseeing our Producer Protocol, which is a guide for all employees with underwriting responsibilities or who have direct contact with our agents and brokers. In addition, we have implemented a helpline to respond to employee questions relating to interactions with agents and brokers.

Compliance Policy and Review Board

Under the oversight of the Audit Committee, we have established a Company-wide compliance function, with a view to ensuring compliance with evolving laws, regulations and policies and to encourage and reinforce ongoing ethical and lawful business conduct. The compliance function involves our Chief Compliance Officer, the Business Conduct Officer and the Compliance Policy and Review Board, which comprises members of senior management and which oversees the activities of the Chief Compliance Officer. Together, this group oversees the implementation of the various compliance initiatives and functions in each of the business units and seeks to promote better coordination and effectiveness through corporate compliance policies and initiatives, program design and promotion of a culture of compliance. Training is a key element of this program, and we provide global, computer-based compliance training, supplemented with focused in-person sessions.

Director Stock Ownership

The Board believes its directors should accumulate and retain certain levels of ownership of our equity securities to align the interests of the non-management directors and the shareholders. The Board established an ownership target of $500,000 of equity interests in the Company for each non-management director. Each new director is expected to meet or exceed this target within four years of his or her initial election to the Board. All of our current directors, other than Ms. Higgins and Messrs. Beller and Killingsworth, each of whom was elected to our Board of Directors for the first time in May 2007, have achieved stock ownership levels in excess of the amount required.

Director Age Limit

The Governance Guidelines provide generally that no person who will have reached the age of 72 on or before the date of the next annual shareholders' meeting will be nominated for election at that meeting.

Under special circumstances, with the approval of the Board, exceptions can be made to this policy. The Board believes, however, that exceptions to this policy should not be commonplace and should be based upon the needs of the Company and the individual attributes of the director.

Director Nomination Process

The Nominating and Governance Committee weighs the independence, skills, characteristics and experience of potential candidates for election to the Board and recommends nominees for director to the full Board for election. In considering candidates for the Board, the Nominating and Governance Committee assesses the overall composition of the Board taking into account its representation of skills, backgrounds, diversity and contacts in the insurance industry or other industries relevant to our business. As the application of these factors involves the exercise of judgment, the Nominating and Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Committee does at a minimum assess each candidate's ability to satisfy any applicable legal requirements or listing standards, his or her strength of character, judgment, specific areas of expertise and his or her ability and willingness to commit adequate time to Board and Committee matters.

In identifying prospective director candidates, the Nominating and Governance Committee may seek referrals from other members of the Board, management, shareholders and other sources. The Nominating and Governance Committee also may, but need not, retain a professional search firm in order to assist it in these efforts. The Nominating and Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Nominating and Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board's effectiveness.

In connection with its annual recommendation of a slate of nominees, the Committee also assesses the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

In 2008, this process resulted in the Committee's recommendation to the Board, and the Board's nomination, of the 13 incumbent directors proposed for election by you at the upcoming Annual Meeting.

The Nominating and Governance Committee will consider director candidates submitted by shareholders. Shareholders wishing to propose a candidate for consideration may do so by submitting the proposed candidate's full name and address, résumé and biographical information to the attention of the Corporate Secretary, The Travelers Companies, Inc., 385 Washington Street, Saint Paul, Minnesota 55102. All proposals for nomination received by the Corporate Secretary will be presented to the Nominating and Governance Committee for its consideration.

Annual Meeting of Shareholders

We encourage and expect all of the directors to attend each annual meeting of shareholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board on the same day as the annual meeting of shareholders. All of our directors were present at the 2007 annual meeting of our shareholders.

Director Independence and Independence Determinations

Under our Governance Guidelines and NYSE rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company. In addition, the director must meet the bright-line test for independence set forth by the NYSE rules.

The Board has established categorical standards of director independence to assist it in making independence determinations. These standards, attached as Annex A to this Proxy Statement, set forth certain relationships between the Company and the directors and their immediate family members, or entities with which they are affiliated, that the Board, in its judgment, has determined to be material or immaterial in assessing a director's independence. The Nominating and Governance Committee annually reviews the independence of all directors and reports its determinations to the full Board.

In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the categorical independence standards, the independent members of the Board determine in their judgment whether such relationship is material.

Our Governance Guidelines require that no less than three-fourths of the members of the Board and three-fourths of the members of each standing committee of the Board (other than the Executive Committee) be independent, and that no more than two members of the Board may concurrently serve as officers of the Company.

The Board has determined that all of its directors and all of the persons proposed for election at the upcoming annual meeting of shareholders are independent, other than Mr. Robert Lipp, who served as an executive officer of the Company until September 2005, and our Chairman, Chief Executive Officer and President, Mr. Jay Fishman, who is an employee of the Company. Consequently, approximately 85% of the directors on the Board are independent.

In reaching its determination that Dr. Glen Nelson is an independent director, the Board considered the fact that during 2007 the Company paid an aggregate of $192,350 to Regent Aviation, an aviation services company that was, until November 6, 2007, wholly-owned through a trust of which Dr. Nelson was the sole beneficiary. These payments were made under the terms of a long-term contract between us and Regent Aviation. Under this contract, we lease the land for our hangar in Saint Paul, Minnesota, purchase aircraft fuel at competitive rates and obtain catering and other related services. This 27-year contract was negotiated in the ordinary course of business and signed in 1998, at least three years before Dr. Nelson's trust acquired Regent Aviation. Dr. Nelson's trust sold its entire interest in Regent Aviation on November 6, 2007. The Nominating and Governance Committee has determined that the terms of the contract were in, or were not inconsistent with, the best interests of the Company and its shareholders. Further, our payments to Regent Aviation represented less than 1% of Regent's 2007 revenues through such date. The Board did not consider this relationship between the Company and Regent Aviation to be material to the Company, to Regent Aviation or to Dr. Nelson.

In making its independence determinations, the Board considered and reviewed the various commercial, charitable and employment transactions and relationships known to the Board (including those identified through annual directors' questionnaires) that exist between us and our subsidiaries and the entities with which certain of our directors or members of their immediate families are, or have been, affiliated. Specifically, the Board's independence determinations included reviewing the transaction between Regent Aviation and the Company described above, as well as charitable contributions to non-profit organizations where Ms. Janet Dolan and/or Dr. Glen Nelson (or his spouse) serves as a director, trustee or in a similar capacity (but not as an executive officer or employee). Payments to these non-profit organizations constituted less than the greater of $200,000 or 1% of that organization's annual consolidated gross revenues during its last completed fiscal year and were below the thresholds set forth under our categorical standards of director independence.

The Board determined that none of the transactions or relationships identified was material or affected the independence of such directors under either the Company's Governance Guidelines or the applicable NYSE rules.

Dating of Equity Grants

The Board has adopted a Governance Guideline establishing fixed grant dates for the award of "off-cycle" equity grants, so as to avoid the appearance that equity grant dates have been established with a view to benefiting grantees from the timing of material public announcements. Our Governance Guidelines are available on our website at www.travelers.com under Investors: Corporate Governance: Governance Documents: Governance Guidelines.

In addition, to further ensure the integrity of our equity awards process, the Compensation Committee requires that the exercise price of all stock options granted, and the fair value of all equity awards made, must be determined by reference to the closing price for a share of our common stock on the NYSE on the date of any such grant or award. For further discussion, see "Executive Compensation—Compensation Discussion and Analysis—Compensation Elements—Total Direct Compensation—Stock-Based Long-Term Incentives" below.

Transactions With Related Persons And Certain Control Persons—Related Person Transaction Approval

The Board has adopted a written Related Person Transaction Policy to assist it in reviewing, approving and ratifying related person transactions and to assist us in the preparation of related disclosures required by the SEC. This Related Person Policy supplements our other policies that may apply to transactions with related persons, such as the Board's Governance Guidelines and our Code of Conduct.

The Related Person Transaction Policy provides that all related person transactions covered by the Policy are prohibited, unless approved or ratified by the Board or by the Nominating and Governance Committee. Our directors and executive officers are required to provide prompt and detailed notice of any potential Related Person Transaction (as defined in the Policy) to the Corporate Secretary, who in turn must promptly forward such notice and information to the Chairperson of the Nominating and Governance Committee and to our counsel for analysis, to determine whether the particular transaction does constitute a Related Person Transaction requiring compliance with the Policy. The analysis and recommendation of counsel are then presented to the Nominating and Governance Committee for consideration at its next regular meeting.

In reviewing Related Person Transactions for approval or ratification, the Nominating and Governance Committee will consider the relevant facts and circumstances, including:

  •
  the commercial reasonableness of the terms;

  •
  the benefit (or lack thereof) to us;

  •
  opportunity costs of alternate transactions;

  •
  the materiality and character of the related person's interest, including any actual or perceived conflicts of interest; and

  •
  with respect to a non-employee director or nominee, whether the transaction would compromise the director's (1) independence under the Board's Governance Guidelines, the NYSE rules and Rule 10A-3 of the Exchange Act, if such non-employee director serves on the Audit Committee, (2) status as an outside director under Section 162(m), if such non-employee director serves on the Compensation Committee, or (3) status as a "non-employee director" under Rule 16b-3 of the Exchange Act, if such non-employee director serves on the Compensation Committee.

The Nominating and Governance Committee will not approve or ratify a Related Person Transaction unless, after considering all relevant information, it has determined that the transaction is in, or is not inconsistent with, our best interests and the best interests of our shareholders.

Generally, the Related Person Transaction Policy applies to any current or proposed transaction in which:

  •
  the Company was or is to be a participant;

  •
  the amount involved exceeds $120,000; and

  •
  any related person had or will have a direct or indirect material interest.

A copy of our Related Person Transaction Policy is available on our website at www.travelers.com under Investors: Corporate Governance: Governance Documents: Related Person Transaction Policy.

The Nominating and Governance Committee reviewed each of the Related Person Transactions discussed below under "—Employment Relationships" and "—Third-Party Transactions" and, after considering all of their relevant facts and circumstances, approved and ratified them for 2007. The Nominating and Governance Committee also approved all of the below-mentioned transactions which will qualify as Related Person Transactions in 2008 with respect to any such payments that will be made in 2008.

Employment Relationships

We employ approximately 33,000 employees, approximately 7,000 of whom work in and around Hartford, Connecticut. We employ several employees in the Hartford area who are related to the executive officers identified below:

  •
  Mr. Joseph P. Lacher is Executive Vice President—Personal Insurance for the Company. His brother, Mr. Christopher Lacher, and his sister-in-law, Ms. Meghan Lacher, have been employed by the Company since 2003. In 2007, their combined total compensation, including salary, bonuses, equity awards and other benefits, totaled approximately $250,000. Their compensation is commensurate with that of their peers.

  •
  Mr. Brian W. MacLean is Executive Vice President and Chief Operating Officer of the Company. His daughter, Ms. Erin Cha, and his son-in-law, Mr. Junghwan Cha, have been employed by the Company since 2005. In 2007, their combined total compensation, including salary, bonuses, equity awards and other benefits, totaled approximately $180,000. Their compensation is commensurate with that of their peers.

  •
  Ms. Doreen Spadorcia is Executive Vice President—Claim Services. Her brother-
  in-law, Mr. Michael Guiffrida, has been employed by the Company since 1962. In 2007, his total compensation, including salary, bonus, equity awards and other benefits, totaled approximately $560,000. His compensation is commensurate with that of his peers.

Third-Party Transactions

We engage several thousand law firms, nationally and internationally, to represent us and/or our insureds in connection with, among other things, corporate, litigation, regulatory, insurance coverage and claim matters. The selection and retention of our outside counsel is overseen by our Vice Chairman and Chief Legal Officer and our Executive Vice President and General Counsel. In 2007, we engaged several law firms with partners related to the executive officer or director identified below:

  •
  Mr. Robert Lipp is a director of the Company. Mr. Alan Schnitzer is Vice Chairman and Chief Legal Officer of the Company. Mr. Lipp's step-son and Mr. Schnitzer's brother-in-law, Mr. Joseph Berman, was a partner in the law firm Berman & Dowell during part of 2007. Mr. Berman is now a partner in the law firm Looney & Grossman. In 2007, the Company paid approximately $191,000 and $5,000 in legal fees and disbursements to Berman & Dowell and Looney & Grossman, respectively. We engage these firms from time to time in the ordinary course of our business and on an arm's length basis. Mr. Lipp and Mr. Schnitzer have each explicitly recused themselves from any involvement with respect to our retention of, or payments to, these law firms.

  •
  Until April 23, 2007, when Mr. Lipp's step-daughter's husband, Mr. Schnitzer, joined the Company, Mr. Schnitzer had been a corporate partner for seven years in the law firm Simpson Thacher & Bartlett LLP ("STB"), which has provided legal services to the Company (and prior to the April 1, 2004 merger of The St. Paul Companies, Inc. ("St. Paul") with Travelers Property Casualty Corp. ("TPC") that formed the Company (the "Merger"), to TPC) for more than 20 years. During 2007, the Company paid STB approximately $36 million for legal fees and disbursements. Of Mr. Schnitzer's compensation from STB for 2007, approximately $27,400 is estimated to be attributable to legal services STB provided to the Company. We engage STB in the ordinary course of our business and on an arm's length basis. The Company's Nominating and Governance Committee considered and approved our engagement of STB for 2007.

  •
  Ms. Doreen Spadorcia is Executive Vice President—Claim Services. Her husband, Mr. Richard Cavo, is a partner in the law firm Litchfield Cavo LLP. In 2007, we paid this firm approximately $5,440,000 in legal fees and disbursements for work performed by Mr. Cavo and several of his partners and associates. Litchfield Cavo LLP has been an approved firm of the Company for more than nine years and is retained by the Company from time to time in the ordinary course of business and on an arm's length basis. Ms. Spadorcia has been in her present role since 2005. Ms. Spadorcia has explicitly recused herself from any involvement with respect to our retention of, or payments to, this law firm.

In addition to the Related Person Transaction Policy, our Code of Conduct requires that all employees, officers and directors avoid any situation that involves or appears to involve a conflict of interest between their personal and professional relationships. Our Audit Committee reviews and discusses any apparent conflicts of interest with senior management. The Code of Conduct also requires that all employees seek approval from both their senior manager and our Chief Compliance Officer prior to accepting a position as a director of any unaffiliated for-profit company or organization.

Lead Director

The Board has established the position of Lead Director. The Lead Director is elected by and from among the independent directors. The Lead Director acts when the Chairman of the Board is also the Chief Executive Officer or is a director who does not otherwise qualify as an independent director under the Governance Guidelines. Among other responsibilities, the Lead Director presides over executive sessions of the independent and non-management directors, provides input to the Chairman with respect to

Board agendas and acts as a liaison among directors, Committee chairs, the Chairman and senior management. The Lead Director is elected by secret ballot, and no person may serve in such role for more than five consecutive years. A more complete description of the role of the Lead Director is set forth in our Governance Guidelines which are available on our website at www.travelers.com.

Mr. Dasburg currently serves as our Lead Director.

Executive Sessions

Executive sessions, which are meetings in executive session of the non-employee members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-employee directors who are not independent. The Audit, Compensation and Nominating and Governance Committees also meet regularly in executive session.

Board and Committee Evaluations

Every year, the Board and each of its Committees evaluate and discuss their respective performances and effectiveness, as required by the Governance Guidelines. These evaluations cover a wide range of topics, including but not limited to, the fulfillment of the Board and Committee responsibilities identified in the Governance Guidelines and Committee charters, which are posted on our website at www.travelers.com under Investors: Corporate Governance.

Shareholder Communications

As described on our website at www.travelers.com, shareholders and other interested parties who wish to communicate with a member or members of the Board, including the Chairman of the Nominating and Governance Committee, the non-employee directors as a group, the Lead Director or the Audit Committee, may do so by addressing their correspondence as follows: if intended for the full Board or one or more non-employee directors, to the Lead Director; if intended for the Lead Director, to Mr. John Dasburg; and if intended for the Audit Committee, to the Chairman of the Audit Committee. All such correspondence should be sent to the following address: Corporate Secretary, The Travelers Companies, Inc., 385 Washington Street, Saint Paul, Minnesota 55102. The office of the Corporate Secretary will forward all such correspondence to the appropriate person or persons.

Enterprise Risk Management

Under the oversight of the Risk Committee, Enterprise Risk Management is a company-wide initiative that involves the Board and management in identifying, assessing and managing risks that could affect our ability to fulfill our business objectives or execute our corporate strategy. Our Enterprise Risk Management activities involve the identification and assessment of a broad range of risks and the development of plans to mitigate their effects.

Certain Litigation Matters

During 2007, we settled two derivative actions that were brought against certain of our current and former directors, naming us as a nominal defendant: Rowe v. Fishman, et al. (Oct. 22, 2004) and Clark v. Fishman, et al. (Nov. 18, 2004). Under Minnesota law, we indemnify our officers and directors in respect of these lawsuits and other lawsuits arising out of alleged similar facts and circumstances. We retained special counsel, who determined that the directors were entitled to advances of their costs of defense under the Minnesota Business Corporation Act. Accordingly, we have advanced officers and directors attorneys' fees and other expenses incurred in defending Rowe v. Fishman, et al. and Clark v. Fishman, et al. We advanced approximately $687,000 in 2007.

ITEM 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG LLP to serve as our independent registered public accounting firm for 2008.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of KPMG to our shareholders for ratification because we value our shareholders' views on the Company's independent registered public accounting firm. If our shareholders fail to ratify the selection, it will be considered as notice to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Representatives of KPMG will be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

The shares represented by your proxy will be voted for the ratification of the selection of KPMG unless you specify otherwise. KPMG has served as the independent registered public accounting firm of the Company (including St. Paul and its subsidiaries prior to the Merger) since 1968 and of TPC and its predecessors from December 1993 until the Merger.

Audit and Non-Audit Fees

In connection with the audit of the 2007 financial statements, we entered into an agreement with KPMG which sets forth the terms by which KPMG will perform audit services for the Company.

The following table presents fees for professional services rendered by KPMG for the audit of our financial statements for 2007 and 2006 and fees billed for other services rendered by KPMG for those periods:

	2007	2006
Audit fees(1)	$9,640,404	$10,182,652
Audit-related fees(2)	651,310	509,037
Tax fees(3)	356,583	354,290
All other fees	—	—

Total:	$10,648,297	$11,045,979

(1)
Fees paid were for audits of financial statements, reviews of quarterly financial statements and related reports and reviews of registration statements and certain periodic reports filed with the SEC.

(2)
Services primarily consisted of audits of employee benefit plans and reports on internal controls not required by applicable regulations.

(3)
Tax fees related primarily to tax return preparation and assistance services and occasionally to domestic and international tax planning.

The Audit Committee of the Board considered whether providing the non-audit services shown in this table was compatible with maintaining KPMG's independence and concluded that it was.

Consistent with SEC policies regarding auditor independence and the Audit Committee's charter, the Audit Committee has responsibility for appointing, setting compensation for and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit Committee preapproves all audit and permitted non-audit services provided by the independent registered public accounting firm. Each year, the Audit Committee approves an annual budget for such permitted non-audit services and requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year. The Audit Committee has authorized our Chief Auditor to approve KPMG's commencement of work on permitted services within that budget, although the Chair of the Audit Committee must approve any permitted non-audit service within the budget if the expected cost for that service exceeds $100,000. During the year, circumstances may arise that make it necessary to engage the independent registered public accounting firm for additional services that would exceed the initial budget. The Audit Committee has delegated the authority to the Chair of the Audit Committee to review such circumstances and to grant approval when appropriate. All such approvals are then reported by the Audit Committee Chair to the full Audit Committee at its next meeting.

Your Board of Directors unanimously recommends that you vote "FOR" the ratification of KPMG as our independent registered public accounting firm for 2008.

Report of the Audit Committee

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of "Board of Directors Information—Audit Committee". Under the Audit Committee charter, our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on the Company's internal controls over financial reporting.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor's Communication with Those Charged With Governance. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

Submitted by the Audit Committee of the Company's Board of Directors:

  John H. Dasburg (Chair)
  Alan L. Beller
  Janet M. Dolan
  Patricia L. Higgins
  Thomas R. Hodgson
  Laurie J. Thomsen

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our compensation programs are designed to support our business goals and promote our short- and long-term operating performance objectives, strategic initiatives and growth in shareholder value. This section of the Proxy Statement explains our compensation philosophy and describes how our compensation programs are designed and operate with respect to our named executive officers for whom compensation is disclosed in the tables below.

Objectives of the Company's Executive Compensation Program

The following five primary objectives of our executive compensation program have been approved by the Compensation Committee.

1.
Link compensation to the achievement of our short- and long-term financial and strategic objectives

The Compensation Committee believes that a properly structured compensation system should measure and reward performance on multiple bases. To ensure an appropriate degree of balance in the program, the compensation system is designed to measure short- and long-term financial and operating performance, the efficiency with which capital is employed in the business, the effective management of risk, the achievement of strategic initiatives and the individual performance of each executive.

The Compensation Committee further believes that an executive's total compensation opportunity should be commensurate with his or her position and level of responsibility. In addition, the proportion of total compensation that is performance-based increases with successively higher levels of responsibility. Thus, the senior-most executives who are responsible for the development and execution of our strategic and financial plan have the largest portion of their compensation tied to performance-based incentives, including equity-based compensation, where the ultimate value is completely or partly dependent on changes in shareholder value.

2.
Provide industry-competitive compensation opportunities to attract, retain and motivate high-performing executive talent

Our overall compensation levels are targeted to attract and retain the best executives in light of the competition for executive talent. The Compensation Committee generally targets base salary for executive officers, including the named executive officers, at the 50th percentile for equivalent positions in the Compensation Comparison Group (as defined below), based upon the most recently available public information. In addition, the Compensation Committee believes that when the Company generally exceeds its performance goals and the named executive officers individually perform at superior levels in achieving that performance, total direct compensation for these executive officers (that is, the sum of base salary, annual cash bonuses and stock-based long-term incentive awards) should be above the median of the compensation levels for equivalent positions in the Compensation Comparison Group. When the Company does not generally exceed its performance goals or the named executive officers individually do not perform at superior levels, total direct compensation for these executives should be set at lesser levels. Nonetheless, the Compensation Committee may take into account other relevant facts and circumstances in awarding total direct compensation in order to attract, retain and motivate high-performing executive talent.

3.
Align the interests of management and shareholders by paying a substantial portion of the total compensation in equity-based incentives and ensuring that executives accumulate meaningful stock ownership stakes over their tenure

The Compensation Committee believes that the interests of executives and shareholders should be substantially aligned. Accordingly, a significant portion of the total compensation for the named executive officers is in the form of stock-based compensation. The principal components of stock-based compensation granted in 2007 and 2008 were stock options, performance shares and, with respect to Mr. Schnitzer in 2007, restricted stock units. In addition, as discussed below, senior executives are required to achieve certain stock ownership targets prior to selling any stock acquired upon the exercise of stock options or vesting of performance shares or restricted stock units. The portion of total compensation attributable to stock-based programs and the expected level of executive stock ownership increases proportionately with increasingly higher levels of responsibility.

4.
Maximize, to the extent equitable and practicable, the financial efficiency of the overall compensation program from tax, accounting and cash flow perspectives

We make reasonable efforts to maximize the tax deductibility of all elements of compensation. Section 162(m) prohibits us from deducting compensation in excess of $1 million paid to the named executive officers, unless certain requirements are met, including that such amounts be considered "qualified performance-based compensation" under Section 162(m).

However, the Compensation Committee, in its discretion, may approve compensation that does not qualify for a deduction under Section 162(m) if it determines that it is appropriate to do so in light of other competing interests and goals, such as the attraction and retention of key executives.

As part of the process of approving the initial design of incentive plans, or any subsequent modifications made to such plans, and determining awards under the plans, the Compensation Committee evaluates the aggregate economic costs of such compensation, the expected accounting treatment and the impact on our financial results. The Compensation Committee attempts to balance the various financial implications of each program to ensure that the system is as efficient as possible and that unnecessary costs are avoided.

5.
Reflect established and evolving corporate governance standards

The Compensation Committee, with the assistance of our Human Resources Department and F. W. Cook, stays abreast of current and developing corporate governance standards with respect to executive compensation and adjusts the various elements of our executive compensation program, from time to time, as it deems appropriate.

Compensation Determination Process

The Compensation Committee is responsible for setting our executive compensation objectives and policies, establishing our executive compensation program consistent with those objectives and policies and determining the compensation for our executive officers. Determining the appropriate level of executive compensation is not an exact science and involves careful deliberation and business judgment. As described more fully below, in determining executive compensation, the Compensation Committee takes into account a number of variables and the advice of its independent compensation consultant, F. W. Cook.

The CEO's compensation is determined by the Compensation Committee consistent with his employment agreement and based on (1) the Compensation Committee's assessment of the Company's overall performance and the individual performance of the CEO, (2) a written assessment of management's performance provided by the CEO and (3) comparable compensation data for the Compensation Comparison Group provided by F. W. Cook.

With respect to compensation for the other named executive officers, the Compensation Committee considers a variety of factors, including Company and individual performance, the recommendations of the CEO, comparable compensation data for the Compensation Comparison Group provided by F. W. Cook and, with respect to Mr. Schnitzer, his employment agreement (which was approved by the Compensation Committee at the time he was hired in April 2007). Other than the written assessment provided by the CEO to the Compensation Committee, none of the named executive officers is directly involved in the decision-making process related to his or her own compensation.

As described above under "Provide industry-competitive compensation opportunities to attract, retain and motivate high-performing executive talent", the Compensation Committee, with the assistance of F. W. Cook and the CEO (with respect to the other named executive officers only), seeks to set the target for total direct compensation (that is, the sum of base salary, annual cash bonuses and stock-based long-term incentive awards) of our executives, including the named executive officers, at levels that are competitive with equivalent positions at a select group of companies that the Compensation Committee believes to be an appropriate reference group (the "Compensation Comparison Group"). The Compensation Comparison Group includes (1) our key competitors in the property and casualty insurance industry and (2) general financial services companies and life insurance companies that have, on average, revenues and/or market capitalizations comparable to the Company. We regard these general financial services companies and life insurance companies as potential competition for executive talent. Our revenues and market capitalization are generally consistent with the median of the Compensation Comparison Group.

In 2007 and 2008, the Compensation Comparison Group consisted of the following competitors for executive talent in the property and casualty insurance business:

  •
  ACE Ltd.
  •
  Allstate Corporation
  •
  American International Group
  •
  Chubb Corporation
  •
  Hartford Financial Services Group
  •
  Progressive Corporation
  •
  Safeco Corporation

The Compensation Comparison Group in 2007 and 2008 also included the following general financial services companies and life insurance companies:

  •
  Aetna, Inc.
  •
  American Express
  •
  CIGNA Corporation
  •
  Manulife Financial Corporation
  •
  MetLife Inc.
  •
  Prudential Financial Inc.

As discussed above under "Board of Directors Information—Compensation Committee—Establishment of Annual Bonus and Equity Award Pools", all decisions during 2007 with respect to performance-based and equity-based compensation for the named executive officers were made by the Subcommittee on behalf of the Compensation Committee.

The factors considered by the Compensation Committee in determining the total compensation of the named executive officers are described below.

Compensation Elements

We deliver executive compensation through a combination of base salary, annual bonus, stock-based long-term incentives, benefits and perquisites. Total direct compensation for a performance year consists of base salary, annual cash bonuses and stock-based long-term incentive awards.

In accordance with our philosophy that overall compensation should be competitive and that the compensation of the named executive officers should be most heavily dependent upon individual and Company performance, these executives receive a higher portion of total annual compensation in the form of performance-based annual bonuses and stock-based long-term compensation as compared to other Company employees. Further, in support of pay-for-performance objectives, the portion of total direct compensation delivered through stock-based long-term incentives increases proportionately with an executive's role and level of responsibility. As a result, the senior most executives are held most accountable for achieving multi-year performance objectives and changes in shareholder value.

Of the compensation reflected in the Summary Compensation Table for 2007, the CEO received approximately 48% of his total direct compensation in the form of a performance-based annual cash bonus and 46% in the form of stock-based long-term incentives. Of the compensation reflected in the Summary Compensation Table for 2007, the other named executive officers (other than Mr. Schnitzer, who joined the Company in 2007) received in the aggregate approximately 50% of their total direct compensation in the form of a performance-based annual cash bonus and 40% in the form of stock-based long-term incentives.

Total Direct Compensation

  Base Salary

The Compensation Committee generally sets base salary for executive officers, including the named executive officers, at a level that is targeted at the 50th percentile for equivalent positions in the Compensation Comparison Group. Individual salaries may range above or below the median based on a variety of factors, including the potential impact of the executive's role at the Company, the terms of the executive's employment agreement, if any, the experience the executive brings to the position and the performance and potential of the executive in his or her role. Base salaries in 2007 for the named executive officers, on average, ranged from the 50th to the 75th percentile. Base salaries are reviewed annually, and adjustments are made from time to time as the Compensation Committee deems appropriate to recognize performance, changes in duties and changes in the competitive marketplace.

The CEO's 2007 base salary of $1,000,000 was competitive with the 25th percentile of the Compensation Comparison Group and is set forth in Mr. Fishman's employment agreement as a minimum. Mr. Fishman's base salary has not changed since he joined the Company in 2001. Mr. Schnitzer's 2007 base salary rate was $650,000 and is set forth in his employment agreement. Mr. Schnitzer's base salary is reviewed annually and is subject to adjustment at the discretion of the Compensation Committee. Mr. Schnitzer also received a one-time special sign-on bonus of $500,000 in connection with his commencement of employment with the Company in April 2007. The Compensation Committee set his base salary and included this special sign-on bonus as part of a compensation package it determined was appropriate to induce Mr. Schnitzer to join the Company. A description of each of Mr. Fishman's employment agreement and Mr. Schnitzer's employment agreement is set forth under the "Tabular Executive Compensation Disclosure—Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007".

  Annual Bonuses

To award short-term compensation based upon the individual performance of each executive as well as that of the Company as a whole, the named executive officers are eligible to earn annual bonuses under the Senior Executive Plan, a plan approved by our shareholders in 2002. These annual bonuses are intended to motivate and promote the achievement of our short-term operating performance objectives and strategic initiatives that are important to our success.

The Senior Executive Plan is designed to comply with the "qualified performance-based compensation" requirements of Section 162(m) and thereby enable annual bonuses paid to the named executive officers to be fully tax deductible. Under the Senior Executive Plan, a maximum pool for annual bonus awards is determined by a formula that was approved by shareholders. Notwithstanding the establishment of this bonus pool, the Compensation Committee may determine, in its discretion, to grant no bonuses if it believes none are warranted. Alternatively, even if the target under the Senior Executive Plan is not achieved and no bonus pool is available under the Senior Executive Plan, the Compensation Committee could award bonuses to the named executive officers if, in the exercise of its business judgment, the Compensation Committee determines that they are warranted under the circumstances and in the best interest of the Company. In such a case, the bonuses would be awarded outside the Senior Executive Plan and would not qualify as "performance-based" compensation under Section 162(m) of the Code.

Pursuant to the formula set forth in the Senior Executive Plan, generally, if our return on equity, as defined below, for the performance period is greater than 8%, then the pool available to pay bonuses to the named executive officers will equal 1.5% of After-Tax Operating Earnings, as defined below. The Senior Executive Plan formula provides that the return on equity is determined by dividing After-Tax Operating Earnings by total common shareholders' equity as of the beginning of the fiscal year (adjusted to exclude net unrealized appreciation or depreciation of investments). The Senior Executive Plan defines "After-Tax Operating Earnings" as our net income from continuing operations for the performance period as reported in our financial statements for the performance period, adjusted to eliminate the after-tax effects of the following items:

  •
  net realized investment gains or losses in our fixed maturities and real estate portfolios;

  •
  extraordinary items and the cumulative effect of accounting changes as each is defined by U.S. generally accepted accounting principles ("GAAP");

  •
  restructuring charges;

  •
  losses in our "core" businesses from officially designated catastrophes; and

  •
  underwriting results of our "non–core", or exited, businesses placed into run-off.

Maximum awards for each named executive officer are set annually by the Compensation Committee as a percentage of the aggregate pool determined using the formula described above. For the performance period 2007, the maximum percentage of the pool payable to each of the named executive officers was set at 35% for the CEO, 25% for the next most highly compensated executive officer, 15% for the third and fourth most highly compensated executive officers and 10% for the fifth most highly compensated executive officer.

After the close of the performance period and before the payment of any award under the Senior Executive Plan, the Compensation Committee determines whether the threshold level of return on equity has been achieved, and if so, determines the maximum awards that could be paid to each named executive officer. Due to the Company's substantial After-Tax Operating Earnings in 2007, we achieved a return on equity as defined under the Senior Executive Plan of 20%, which resulted in a pool of $73.65 million available for the bonuses for the named executive officers.

In accordance with the terms of the Senior Executive Plan and as permitted by the regulations under Section 162(m), the Compensation Committee has discretion, subject to the maximum amounts described above, to determine the individual bonus amount to be paid to each named executive officer. The bonus pool is not an expectation of the amount of bonuses that will actually be paid. Rather, the bonus pool (and the maximum individual allocations established thereunder) represents the maximum amount of bonus awards that the Compensation Committee may approve under the Senior Executive Plan as "qualified performance-based compensation" for tax purposes pursuant to Section 162(m). With respect to the bonuses paid for the 2007 performance period, because the amount of the Company's After-Tax Operating Earnings generated a larger bonus pool than was necessary for awarding bonuses consistent with the Compensation Committee's objectives, the Compensation Committee exercised its discretion to award less than the maximum amount that could have been awarded under the Plan as "qualified performance-based compensation".

In determining the annual bonuses awarded, the Compensation Committee applied its business judgment and considered a number of factors, including:

  •
  the Company and/or business segment results relative to the various financial measures set forth in the Company's 2007 business plan that was established and approved by the Board of Directors at the end of 2006;

  •
  compensation market practices as reflected by the Compensation Comparison Group;

  •
  the performance of the executive; and

  •
  past awards, if any, to the executive.

In determining these bonuses, the Compensation Committee also considered qualitative factors, such as:

  •
  the strategic positioning of the Company or the applicable business segment;

  •
  the progress made on strategic and technology initiatives;

  •
  the identification and achievement of cost efficiencies (or, when appropriate, the maintenance of a business segment's cost competitiveness);

  •
  the demonstration of leadership and innovation; and

  •
  the extent of accomplishment of business unit growth plans.

With regard to CEO performance, the Compensation Committee also considered his development of management expertise, management depth and succession plans. In addition, with respect to the CEO, the Compensation Committee also considered that the size, and change in value in recent years, of his pension (reflected in the Summary Compensation Table under "Change in Pension Value and Nonqualified Deferred Compensation Earnings") was substantially less than comparable amounts for other chief executives within the Compensation Comparison Group, based on the most recently available public information.

The achievement, or inability to achieve, any particular financial or operational measure in a given year neither guarantees nor precludes the payment of an award but is considered by the Compensation Committee as one of several factors in light of the other factors noted and any additional information available to it at the time, including, without limitation, market conditions in general. The Compensation Committee does not assign any particular relative weighting to the performance measures but generally weighs financial performance and comparable compensation information more heavily than other factors.

As part of evaluating the foregoing factors for 2007, the Compensation Committee established the seven executive management performance goals discussed below, and, in setting compensation for the 2007 performance year, considered management's progress in achieving these goals.

1.
Achieve appropriate return on capital

One of management's important responsibilities is to produce an appropriate return on capital for our shareholders, as measured by our operating return on equity, and to develop and execute financial and operational plans consistent with our aspiration of operating return on equity for our shareholders in the mid-teens over the long term. The Compensation Committee also recognizes, however, the historic cyclicality of our business and that there may be times when the operating return on equity achievable in a given year is greater than, or less than, a mid-teens level.

The Compensation Committee also recognizes that the Company's business is subject to natural and man-made catastrophic events, as well as to certain types of prior year reserve development, such as those related to asbestos and environmental coverages, resulting from judicial interpretations that may significantly broaden the intent of policies written decades ago. The Compensation Committee believes that, while the impact of catastrophes in any given year can produce significant volatility, management's plan to manage volatility and earn a return on capital committed to insurance in catastrophe-prone areas must be long-term in nature.

While the Compensation Committee evaluates a broad range of financial and operating metrics, including premium revenues, investment income, insurance losses, expense management and the resulting operating income, the Compensation Committee places considerable importance on the Company's operating return on equity, both on an as reported basis, and as adjusted to exclude the cost of catastrophes and certain prior year reserve development. In terms of evaluating the appropriateness of the return on equity for any particular period, the Compensation Committee considers the return on equity relative to the Company's cost of equity and relative to the Company's Compensation Comparison Group.

When the Board approved the Company's 2007 business plan, both management and the Board believed the plan to be reasonably difficult to achieve. Among other goals, that plan targeted an operating return on equity, on an as reported basis, of approximately 14.5%, which the Company meaningfully exceeded in 2007 with an operating return on equity, on an as reported basis, of 17.7%, due in part to favorable prior year reserve development, better investment returns than anticipated and fewer catastrophes than anticipated by our business plan.

2.
Gain market share, as appropriate for market conditions, by increasing premiums written

The Compensation Committee also reviewed improvement, in light of market conditions, in net written premiums measured against the business plan in each of our business segments. The Compensation Committee also reviewed our annual net written premiums as compared to a peer group of competitors in the property and casualty insurance business, on both an aggregated peer group basis and individually. These competitors were:

  •
  Ace Ltd.
  •
  Allstate Corporation
  •
  American International Group
  •
  Chubb Corporation
  •
  Cincinnati Financial Corporation
  •
  CNA Corporation
  •
  Hartford Financial Services Group
  •
  Progressive Corporation
  •
  Safeco Corporation
  •
  XL Capital Ltd.

In 2007, our growth in net written premiums as compared to 2006 outperformed this competitor group and was, in light of market conditions and our disciplined response to those conditions, generally consistent with our business plan.

3.
Achieve specified milestones for identified information systems enhancements

We established target completion dates for identified information systems enhancements designed to increase efficiency and new business flow. Substantially all of the projects scheduled for completion in 2007 were timely completed, and the enhancements completed to date generally delivered the anticipated results.

4.
Continue to enhance the Company's analysis of its catastrophe exposures and respond appropriately

During 2007, we enhanced our models that estimate risk of loss in various catastrophe scenarios. We also updated our risk/return analysis framework applicable to all perils. Finally, the

Company implemented business strategies consistent with that risk/return framework. All of the items scheduled for completion in 2007 were timely completed.

5.
Continue to integrate Enterprise Risk Management ("ERM") activities

We established target completion dates for improvements to our Enterprise Risk Management processes. These included identifying and hiring additional staff, establishing a framework for company-wide ERM and enhancing the sophistication of our economic capital model. During 2007 and based upon feedback from the initial stages of development of the economic capital model, management decided to develop a more sophisticated model than originally planned. As a result, we expanded the scope of work significantly and extended the target completion date accordingly.

All of the items scheduled for completion in 2007, other than the enhancements to our economical capital model due to the changes in scope, were timely completed, and the items completed to date generally delivered the anticipated results. In addition, Standard & Poor's assessed our overall Enterprise Risk Management processes and framework as "excellent".

6.
Strengthen the Company's regional field organization

We established target completion dates for enhancements to our regional field organization. These included additional staffing, improved performance reporting and improved infrastructure to support our field leadership and Regional President organizational structure.

All of the items scheduled for completion in 2007 were timely completed, and the items completed to date generally delivered the anticipated results.

7.
Explore insurance opportunities in certain non-U.S. markets

Consistent with our goal, during 2007, we explored opportunities in non-U.S. markets, particularly China and India. In addition, we established our representative office in Shanghai and began to review submissions through the newly-reopened Lloyd's Shanghai operation, of which we are a founding member agency. During 2007, we made significant progress toward understanding the current operating environment in India, and we are actively exploring opportunities there.

At its February 2008 meeting, the Compensation Committee considered the quantitative and qualitative factors described above and the substantial contribution made by the named executive officers in achieving the 2007 performance goals described above. Following those deliberations, which included consideration of the advice of F. W. Cook, the Compensation Committee determined in its judgment to award a cash bonus of $7,500,000 to the CEO and total cash bonuses of $11,300,000 to the other named executive officers.

  Stock-Based Long-Term Incentives

As described below, in 2007 and 2008, long-term compensation was awarded to the named executive officers in the form of stock options and, other than with respect to Mr. Schnitzer in 2007, performance shares. In connection with his commencement of employment with the Company in April 2007, Mr. Schnitzer received grants of restricted stock units and stock options. Our stock-based long-term incentive awards are designed to ensure that:

  •
  our executive officers have a continuing stake in the long-term success of the Company;

  •
  the total compensation realized by our executive officers reflects our multi-year performance as measured by the efficient use of capital and changes in shareholder value; and

  •
  a large portion of the total compensation opportunity is earned over a multi-year period and is forfeitable in the event of termination of employment.

The Compensation Committee generally begins its process for determining the amount of annual stock-based long-term incentive grants to each named executive officer, other than the CEO, by considering awards with a grant date fair value equal to three times the executive's annual base salary rate. This practice began in 2005 and was intended to be generally consistent with the annual equity grants to named executive officers of the Compensation Comparison Group at the 50th percentile. At its February 2007 meeting and February 2008 meeting, the Compensation Committee awarded annual stock-based long-term incentive grants to each named executive officer in an amount equal to four times and three times, respectively, the executive's annual base salary rate at the time of grant, with the exception of the CEO who is guaranteed a stock-based long-term incentive grant with a grant date fair value of $6.25 million pursuant to his employment agreement, and the 2007 grant to Mr. Schnitzer in connection with the commencement of his employment with the Company in April 2007. The increased equity award granted in 2007 reflected both the superior financial performance of the Company in 2006 and the successful completion during that year of organizational integration following the Merger.

On an annual basis, the Compensation Committee compares the Company's annual equity grants to its named executive officers to the Compensation Comparison Group to determine whether these grants are in a reasonable relationship to the Compensation Comparison Group based on the most recently available public information. The value of stock-based long-term incentive awards at the time of vesting or exercise (in the case of stock options) may be greater than or less than the grant date fair value, depending upon our operating performance and changes in the value of our stock price. Unless otherwise noted, the grant date fair values and associated expense related to stock-based long-term incentive awards are computed in accordance with the Financial Accounting Standards Board Revised Statement of Financial Accounting Standards No. 123, Share-Based Payment ("FAS 123R").

As part of the Compensation Committee's process of evaluating whether the aggregate stock-based long-term incentive awards represent reasonable grants of compensation by the Company, F. W. Cook conducts an annual review of the economic costs and potential share dilution of the Company's stock-based compensation, as well as the economic costs and potential share dilution relative to the Compensation Comparison Group based upon the most recently available public information. Based on the results of these reviews as well as the Company's historic grant patterns and budget constraints, the Compensation Committee granted approximately $110 million in grant date fair value of annual equity awards in 2007 to approximately 6,000 employees. Those awards fell within the budget established by the Compensation Committee for all equity incentive awards to our employees, including the named executive officers. In October and December of 2006, F. W. Cook advised the Compensation Committee that the 2007 stock-based long-term incentive award budget of approximately $110 million fell within the range of the equity award practices of the Compensation Comparison Group based on the most recently available public information.

In February 2008, the Compensation Committee granted approximately $117 million in grant date fair value of annual equity awards to approximately 6,300 employees. F. W. Cook advised the Compensation Committee that the 2008 stock-based long-term incentive award level of approximately $117 million fell within the range of the equity award practices of the Compensation Comparison Group based on the most recently available public information.

The Compensation Committee, with advice from F. W. Cook, developed guidelines for the allocation of annual grants of equity compensation between stock options and performance shares. These allocations are intended to result in a mix of long-term incentives that is sufficiently performance-based and will ensure that (1) a large component of total compensation is variable and tied to the achievement of specific, multi-year operating performance objectives and (2) an appropriate portion is tied solely to changes in shareholder value. Under the guidelines, the mix of long-term incentives for the named executive officers is approximately 40% stock options and 60% performance shares, based on the grant date fair value of such awards. The mix of long term incentive compensation reflects the Compensation Committee's judgment as to the appropriate balance of these incentives to achieve its objectives. While the grant date fair values of equity awards take into account both individual and Company performance, the mix of equity incentives does not. For details of the 2007 equity awards, refer to the "Tabular Executive Compensation Disclosure—Grants of Plan-Based Awards in 2007".

In order to balance the costs and retention objectives of our stock-based long-term incentive program, the Compensation Committee decided that, beginning with awards granted on February 6, 2006, annual equity-based awards generally will vest at once three years after the date of grant, subject in the case of performance shares to the achievement of minimum performance objectives based on adjusted return on equity, as described below. In addition, the Compensation Committee determined at that time that the practice of granting annual stock-based long-term incentive awards in the form of restricted stock with time-based vesting to executive officers would be discontinued. The Compensation Committee intends to grant time-based restricted stock and restricted stock unit awards to executive officers only for special purposes, such as new hire situations and retention enhancement on a select basis.

Stock Options.    All stock options are currently granted with an exercise price equal to the closing price of the underlying shares on the date of grant. Our annual award of stock options generally has an expiration date of ten years from the date of grant, vests 100% three years after the date of grant and does not accelerate upon a change of control. The award of stock options granted to Mr. Schnitzer in connection with his commencement of employment with the Company in April 2007 vests four years after the date of grant and accelerates upon a qualifying termination of his employment, as described under "Tabular Executive Compensation Disclosure—Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007—Mr. Schnitzer's Employment Agreement".

The Compensation Committee's annual option award to the CEO had a grant date fair value of $2,899,997 for the February 2007 award and $3,000,000 for the February 2008 award. The sign-on option award to Mr. Schnitzer had a grant date fair value of $2,000,000. The Compensation Committee's annual option awards to the other named executive officers had an average grant date fair value of approximately $990,000 for the February 2007 awards and approximately $795,000 for the February 2008 awards.

Performance Shares.    Under our program for granting performance shares, we may grant performance share awards to certain of our employees who hold positions of Vice President (or its equivalent) or above, including the named executive officers. These awards provide the recipient with the right to receive a variable number of shares of our common stock based upon our attainment of certain performance goals. The performance goals for performance share awards granted in 2007 are based upon our attaining various adjusted returns on equity over a three-year performance period commencing January 1, 2007 and ending December 31, 2009 ("Performance Period Return on Equity"). Performance Period Return on Equity is the average of the "Adjusted Return on Equity" for each of the three calendar years in the Performance Period Return on Equity. The "Adjusted Return on Equity" for each calendar year is determined by dividing "Adjusted Operating Income" by "Adjusted Shareholders' Equity" for the year, as defined below.

"Adjusted Operating Income", as defined in the Performance Share Plan, excludes the after-tax effects of:

  •
  certain losses from officially designated catastrophes;

  •
  asbestos and environmental reserve charges or releases;

  •
  net realized investment gains or losses in the fixed maturities and real estate portfolios;

  •
  extraordinary items;

  •
  the cumulative effect of accounting changes and federal income tax rate changes; and

  •
  restructuring charges, each as defined by GAAP, and each as reported in our financial statements (including accompanying footnotes and management's discussion and analysis),

and is then reduced by the after-tax dollar amount for expected "normal" catastrophe losses for each calendar year in the performance period ($354 million for 2007).

"Adjusted Shareholders' Equity" for each year in the performance period is defined in the plan as the sum of our total common stockholders' equity, as reported on our balance sheet as of the beginning and end of the year (excluding net unrealized appreciation or depreciation of investments and adjusted as set forth in the immediately following sentence), divided by two. In calculating Adjusted Shareholders' Equity, our total common shareholders' equity as of the beginning and end of the year is adjusted to remove the cumulative after-tax impact of the following items during the performance period: (1) discontinued operations and (2) the adjustments and reductions made in calculating Adjusted Operating Income.

The actual distribution of any portion of the performance shares granted in 2007 is contingent upon our attaining Performance Period Return on Equity as indicated on the following chart. Performance falling between any of the identified points in the chart below will result in an interpolated vesting (e.g., a 13.5% Performance Period Return on Equity will yield a vesting of 115%).

Performance Shares: Performance Period Return on Equity Standard

	Performance Period Return on Equity	Vesting Percentage
Maximum	≥16.0%	160%
	15.5%	150%
	15.0%	140%
	14.5%	130%
	14.0%	120%
	13.0%	110%
	12.0%	100%
	10.0%	75%
Minimum	8.0%	50%
	<8.0%	0%

The Compensation Committee selected Performance Period Return on Equity as the performance measure in the Performance Share Plan because the Compensation Committee believes it is the best measure of return to shareholders and efficient use of capital over a multi-year period. Because it is a function of both operating income and shareholders' equity, Performance Period Return on Equity encourages senior executives to focus on a variety of multi-year performance areas that are critical to our success, including the quality of our underwriting activities, our exposure to various types of risks, the pricing of our products and our capital management. In establishing the Performance Period Return on Equity standard shown in the chart above, the Compensation Committee considered, among other things: recent, and historical trends in, returns on equity for the Company, the Company's Compensation Comparison Group and the insurance industry generally; the Company's business plan; and the fact that the performance shares are designed as a long-term incentive.

To support our recruitment and retention objectives and to encourage a long-term focus on our operations, the performance shares vest after the completion of the three-year performance period, subject to the participants' continued employment and our satisfaction of the requisite performance goals. The program does not provide for accelerated vesting upon a change in control of the Company. New performance share cycles commence annually and overlap one another, helping to foster strong retention and reduce the impact of the volatility in compensation associated with changes in our annual return on equity performance. Dividend equivalent shares are accrued on the performance shares assuming vesting at 100% and will be adjusted up or down, as the case may be, at the end of the three-year performance period. Accumulated dividend equivalent shares vest in the same manner as the performance shares to which they relate (i.e., dividends are paid only on shares that are actually earned).

The Compensation Committee awarded the CEO $4,350,009 in performance shares in February 2007 and $4,500,000 in February 2008. These

grant date fair values were determined by multiplying the number of performance shares awarded, assuming a 100% vesting, by the closing price of the Company's common stock on the date of grant ($52.76 and $47.23 in 2007 and 2008, respectively). The Compensation Committee also awarded an average of approximately $1,480,000 (determined as described above) in performance shares to each of the named executive officers (other than the CEO and Mr. Schnitzer) in 2007 and approximately $1,190,000 to each of the named executive officers (other than the CEO) in 2008.

  Total Direct Compensation for 2007 (Supplemental Table)

The following table shows salary and cash bonuses paid for the 2007 performance year and equity awards granted in February 2008 for the 2007 performance year.

This supplemental information has been included to provide investors with additional compensation information for the 2007 performance year and to better understand the actions of the Compensation Committee with respect to total direct compensation for the 2007 performance year. However, this supplemental information is not intended to be a substitute for the information provided in the Summary Compensation Table required by the SEC's disclosure rules.

Name	Salary ($)	Bonus ($)	Equity Awards ($)	Total ($)
J. S. Fishman	1,000,000	7,500,000	7,500,000	16,000,000
J. S. Benet	631,250	2,600,000	1,950,000	5,181,250
B.W. MacLean	700,000	3,700,000	2,100,000	6,500,000
W. H. Heyman	631,250	3,000,000	1,950,000	5,581,250
A. D. Schnitzer(1)	448,106	2,000,000	1,950,000	4,398,106
(1)
In addition to the $2,000,000 cash bonus for 2007 performance, Mr. Schnitzer received a $500,000 sign-on bonus and an equity award with an aggregate grant date fair value of $10.0 million in connection with his commencement of employment with the Company in April 2007.

The Supplemental Table differs substantially from the Summary Compensation Table.

The Summary Compensation Table shows compensation information in a format required by the SEC. In the Summary Compensation Table, the stock awards and option awards columns report the expense recognized for financial statement reporting purposes with respect to 2007 in accordance with FAS 123R (excluding estimates of forfeitures) and applicable SEC rules. FAS 123R requires that we expense during 2007 a portion of equity awards granted in 2007 and prior years. The Supplemental Table includes the entire grant date value of equity grants made in February 2008 in respect of the 2007 performance year and excludes any amounts associated with grants from prior years.

In the case of awards in which compensation expense varies depending on performance, such as the performance share awards, the Summary Compensation Table includes the compensation expense recognized during the applicable reporting year, adjusted for any change in estimated performance shares from the initial grant to reflect actual performance to date during the performance period. The Supplemental Table, on the other hand, displays the grant date fair value of the awards that were granted in February 2008 to reflect performance in 2007 assuming a 100% vesting percentage.

The Summary Compensation Table also includes the value of reload options issued in connection with options exercised during the latter half of 2006 and 2007, while the Supplemental Table does not include the value of such reload options. The Compensation Committee does not consider the value of a reload option as 2007 compensation because a reload option is a feature of an original option granted as long-term compensation pursuant to reload programs that have been terminated, and such options are not currently a component of our executive compensation program.

Other Compensation

  Pension Plans

We currently offer all of our employees a tax-qualified defined benefit plan with a cash-balance formula. While the majority of employees and executives participate in this cash-balance formula plan, a number of employees and executives participate or have accrued benefits in other pension plans that were offered by St. Paul and TPC prior to the Merger, but which have since been frozen as to new participants and/or new accruals. Under the cash balance formula, each enrolled employee has a hypothetical account balance that grows with interest and pay credits each year.

In addition, we sponsor a non-qualified excess benefit retirement plan that covers all employees whose tax-qualified plan benefit is limited as a result of limitations imposed by the Internal Revenue Code with respect to the amount of compensation that can be taken into account under a tax-qualified plan. The non-qualified plan makes up for the benefits that cannot be provided by the qualified plan as a result of those Internal Revenue Code limits by using the same cash-balance pension formula that applies under the qualified plan.

The details of the existing plans are described more fully under "Tabular Executive Compensation Disclosure—Post-Employment Compensation—Pension Benefits" below.

  Deferred Compensation

We offer a tax-qualified 401(k) plan to our employees and a non-qualified deferred compensation plan to those of our employees whose annual salary is at least $150,000. Both plans are available to the named executive officers.

Employees may make pre-tax contributions to the 401(k) plan up to the statutory maximum. We will match each active participant's contributions on a dollar for dollar basis up to the lesser of 5% of salary or $5,000 per year.

The non-qualified deferred compensation plan allows an employee with an annual salary of $150,000 or more to defer receipt of a portion of his or her salary and/or annual bonus until a future date or dates elected by the employee. This plan provides an additional vehicle for employees to save for retirement on a tax deferred basis. The deferred compensation plan is not funded by us and does not provide preferential rates of return. Participants have only an unsecured contractual commitment by us to pay amounts owed under that plan.

As described under "Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007—Mr. Schnitzer's Employment Agreement", in connection with the commencement of his employment with the Company in April 2007, Mr. Schnitzer was credited with $4,000,000 in a deferred compensation account under our Deferred Compensation Plan in recognition of his forfeiture of certain pension benefits under his previous employer's plan.

For further details, see "Tabular Executive Compensation Disclosure—Post-Employment Compensation—Non-Qualified Deferred Compensation for 2007" below.

  Other Benefits

We also provide certain other benefits described below to our executive officers, including the named executive officers, which are not tied to any performance criteria and are intended to be part of a competitive compensation program. These benefits are intended to support objectives related to the attraction and retention of highly skilled executives and to ensure that they remain appropriately focused on their job responsibilities without unnecessary distraction.

Financial Counseling.    The Compensation Committee believes it is important to provide financial counseling to senior executives to help them maximize the benefits they realize from the various elements of compensation described above and to ensure their compliance with tax and regulatory requirements. Additionally, the use of a single financial counseling firm by most of our senior executives helps our Human Resources Department improve senior executives' understanding of the benefits that we offer. At December 31, 2007, 77% of our executives at or above the senior vice president level participated in this benefit. The cost of providing financial counseling benefits to the named executive officers in 2007 is disclosed below under "Tabular Executive Compensation Disclosure—Summary Compensation Table".

The incremental cost of these services is based on the amounts billed to the Company.

Transportation.    We have established a security policy in response to a security study prepared by an outside consultant that analyzed security risks to our CEO based on a number of factors,

including travel patterns and past security threats. This security policy is periodically reviewed by our outside security consultant. The last review was completed in 2007. Pursuant to this security policy, a Company car and driver are provided to the CEO for business and personal travel in the Hartford, New York City and St. Paul areas. The methodology that we use to value the personal use of a dedicated Company car and driver as a perquisite calculates the incremental cost to us, which is the sum of the driver's annual salary and benefits and all costs associated with the car, less the fair market value of use of the car for business based on the limousine rates for the area. The incremental costs of personal trips using a Company car and driver are valued at the market value limousine rates for the area. In 2007, the total incremental cost of ground transportation provided to the CEO pursuant to our security policy was $185,516, excluding the tax gross-up (discussed below).

The security policy also requires that the CEO use Company aircraft for all business and personal air travel. The CEO is required to reimburse the Company for all personal travel on Company aircraft at the maximum amount legally payable for each such flight under FAA regulations, which is an amount equal to two times the fuel costs plus certain miscellaneous expenses. The CEO is responsible for all taxes due on any income imputed to him in connection with his use of Company transportation, other than taxes on certain business travel to the extent taxed as commuting costs and spousal travel related to our business, as to which he is reimbursed by us. During 2007, the amounts reimbursed by the CEO for personal travel on Company aircraft exceeded the Company's incremental costs associated with such use.

We also on occasion provide transportation on Company aircraft for the other named executive officers and their guests who accompany the named executive officers on trips related to our business. We reimburse the named executive officers for any tax liabilities incurred on imputed income associated with their use of Company aircraft for business reasons and spousal travel related to business. In 2007, the incremental cost of such transportation provided to the other named executive officers and their guests was $4,253, excluding the tax gross-ups (discussed below).

Tax Gross-Up.    We periodically reimburse executives for the tax cost of imputed income associated with non-cash taxable executive benefits that are provided for business reasons, such as financial counseling and certain transportation services, as described above. This tax gross-up is provided to make such benefits tax-neutral when the taxable benefits are associated with the Company's business or in other cases to encourage employees to take advantage of them. Details as to the gross-up amounts provided for the named executive officers are provided in the footnotes to the "All Other Compensation" column of the Summary Compensation Table.

Severance and Change in Control Agreements

The Compensation Committee believes that severance and, in certain circumstances, change in control arrangements are necessary to attract and retain the talent necessary for our long-term success. The Compensation Committee believes that our severance programs allow our executives to focus on duties at hand and provide security should their employment be terminated as a result of an involuntary termination without cause or a constructive discharge. Currently, all of our senior executives (other than the CEO) are covered by our severance plan.

Each of the named executive officers, other than Mr. Fishman, has entered into an agreement with the Company (which are discussed below under "Tabular Executive Compensation Disclosure—Potential Payments to Named Executive Officers Upon Termination of Employment or Change In Control—Summary of Key Agreements—Non-Solicitation and Non-Disclosure Agreements"), pursuant to which they are granted enhanced severance benefits in exchange for their agreement to certain non-solicitation and non-disclosure provisions. Under the terms of such agreements, these named executive officers are eligible to receive a severance benefit if they are involuntarily terminated due to reduction in force or for reasons other than cause or if they are asked to take a demotion. Such benefit is equal to their total monthly cash compensation for 21 to 24 months, depending on their years of service with the Company, with the total monthly cash compensation equal to, at least, one-twelfth of the executive's annual base salary in effect at the time of his termination plus the greater of (a) one-twelfth of the average of the executive's two most recent cash payments under our annual incentive compensation plan or (b) one-twelfth of 125% of final annual base salary. Mr. Schnitzer's employment agreement also provides that he is entitled to severance in the event of a "constructive discharge" (as defined in the agreement). Until Mr. Schnitzer has received two payments under the Company's Senior Executive Plan, his deemed bonus for purposes of severance calculations is equal to $2,000,000 for any year in which he has not received an annual bonus, or, for any year in which he has received an annual bonus, at the greater of his actual bonus or $2,000,000.

The CEO's employment agreement, discussed at greater length below under "Tabular Executive Compensation Disclosure—Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control—Summary of Key Agreements—Mr. Fishman's Employment Agreement", contains severance benefits that are triggered under certain circumstances, including certain circumstances related to a change in control of the Company. The Compensation Committee believes that these arrangements are appropriate and consistent with similar provisions agreed to by our competitors and their chief executive officers. For a discussion of these severance and change in control agreements, see "Tabular Executive Compensation Disclosure—Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control—Summary of Key Agreements" below.

Stock Ownership Guidelines

We maintain an executive stock ownership policy pursuant to which executives are expected to accumulate and retain certain levels of ownership of our equity securities until termination of employment, so as to further align the interests of management and shareholders. The Compensation Committee developed this policy based in part on analyses provided by F. W. Cook and after an analysis of policies instituted at our peer competitors. Under the policy, the CEO has a target ownership level established as the lesser of 150,000 shares or the equivalent value of 500% of base salary. Vice chairmen and executive vice presidents have target ownership levels established as the lesser of 30,000 shares or the equivalent value of 300% of base salary and senior vice presidents have target ownership levels established as the lesser of 5,000 shares or the equivalent value of 100% of base salary. Executives who have not achieved these levels of stock ownership are expected to retain the shares acquired upon exercising stock options or upon the vesting of restricted stock, restricted stock units or performance shares until the requirements are met.

We review stock ownership levels of all persons subject to this policy on a quarterly basis. In determining an executive's share ownership level, the following are included:

  •
  shares held directly by the executive, 100%;

  •
  shares held indirectly through our 401(k) plan or deferred compensation plan, 100%;

  •
  unvested restricted shares, restricted stock units or performance shares, 50%; and

  •
  a number of shares with a market value equal to 50% of any unrealized appreciation in stock options, whether vested or unvested.

As of December 31, 2007, each named executive officer had achieved a stock ownership level in excess of the applicable level set forth above.

We have a Securities Trading Policy that sets forth guidelines and restrictions applicable to employees' transactions involving our stock. Among other things, this policy prohibits our employees from engaging in short-term or speculative transactions involving our stock, including purchasing our stock on margin, short sales of our stock (i.e., selling stock that is not owned and borrowing shares to make delivery), buying or selling puts, calls or other derivatives related to our stock and arbitrage trading or day trading of our stock.

Recapture/Forfeiture Provisions

Under the terms of our executive performance share, restricted stock, restricted stock unit and stock option award agreements, in the event that the employment of an executive, including the named executive officers, is terminated for gross misconduct or for cause, as determined by the Compensation Committee, all outstanding vested and unvested awards are cancelled upon termination.

Further, in connection with equity awards, the named executive officers and certain other senior executives have each signed a non-disclosure and non-solicitation agreement that provides for the forfeiture of unexercised or unvested awards and the recapture by us of any compensatory value, including any amount included as compensation in the taxable income, that the former executive received or realized by way of payment, exercise or vesting during the period beginning twelve months prior to the date of termination of employment with us, and ending twelve months after the date of the termination of employment with us, if during the 12-month period following his or her termination, the executive:

(1)
fails to keep all confidential information strictly confidential;

(2)
uses confidential information to solicit or encourage any person or entity that is a client, customer, policyholder, vendor, consultant or agent of the Company to discontinue business with us;

(3)
is directly and personally involved in the negotiation or solicitation of the transfer of business away from us; or

(4)
solicits, hires or otherwise attempts to affect the employment of any person employed by us at any time during the last three months of the executive's employment or thereafter, without our consent.

Timing of Equity Grants

The Compensation Committee typically makes annual awards of equity at its meeting held in early February. The Compensation Committee has in the past, and may in the future, make limited grants of equity on other dates in order to retain key employees, to compensate an employee in connection with a promotion or to compensate newly hired executives for equity or other benefits lost upon termination of their previous employment or to otherwise induce them to join us. The Compensation Committee has a policy to make off-cycle equity grants only on previously determined dates in each calendar month, which will be either (1) the date of a regularly scheduled Board or Compensation Committee meeting, (2) the 15th day of the calendar month (or if the 15th is not a business day, the business day immediately preceding the 15th) or (3) in the case of grants in connection with new hires and/or promotions, on, or within 15 days of, the first day of employment or other personnel change. The grant date of equity grants to executives is the date of Compensation Committee approval. As discussed above, the exercise price of option grants is the closing market price of our common stock on the date of grant.

As discussed under "Board of Directors Information—Compensation Committee" above, the Compensation Committee has delegated to the CEO, subject to the prior written consent of the Company's Executive Vice President and General Counsel, the authority to make limited "off-cycle" grants to executives who are not members of the Management Committee on pre-established grant dates, as determined by the Compensation Committee. For these grants, as discussed above, the grant date is the date of such approval, and the exercise price of all stock options is the closing market price of our common stock on the date of grant.

We monitor and periodically review our equity grant policies to ensure compliance with plan rules and applicable law. We do not have a program, plan or practice to time our equity grants in coordination with the release of material, non-public information.

Compensation Committee Report

The Compensation Committee has discussed and reviewed the foregoing Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K.

Submitted by the Compensation Committee of the Company's Board of Directors:

  Lawrence G. Graev (Chair)
  Kenneth M. Duberstein
  Cleve L. Killingsworth, Jr.
  Blythe J. McGarvie
  Glen D. Nelson

Compensation Committee Interlocks and Insider Participation

None of the members of the Board who served on the Compensation Committee during 2007 was ever an officer or employee of the Company or of any of its subsidiaries.

TABULAR EXECUTIVE COMPENSATION DISCLOSURE

Summary Compensation Table

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our Chairman and Chief Executive Officer, our Vice Chairman and Chief Financial Officer and each of our three other most highly compensated executive officers who served in such capacities at December 31, 2007, collectively referred to herein as the named executive officers. The dollar amounts for stock and option awards included in the table below represent the compensation expense recognized by the Company for financial statement reporting purposes calculated pursuant to FAS 123R (excluding estimates of forfeitures) as required by SEC rules. For the grant date fair values of awards granted in 2007, see the table below titled Grants of Plan-Based Awards in 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Jay S. Fishman Chairman and Chief Executive Officer	2007 2006	1,000,000 1,000,000	0 0	4,343,339 2,776,037	6,132,241 4,874,143	7,500,000 6,500,000	449,838 344,266	355,613 582,693	19,781,031 16,077,139
Jay S. Benet Vice Chairman and Chief Financial Officer	2007 2006	631,250 575,000	0 0	1,456,834 1,312,377	2,286,938 1,448,463	2,600,000 2,000,000	174,707 129,744	79,270 97,880	7,228,999 5,563,464
Brian W. MacLean Executive Vice President and Chief Operating Officer	2007 2006	700,000 700,000	0 0	1,902,521 1,355,992	1,785,099 1,232,449	3,700,000 3,000,000	226,667 182,585	71,965 88,547	8,386,252 6,559,573
William H. Heyman Vice Chairman and Chief Investment Officer	2007 2006	631,250 575,000	0 0	1,028,506 1,389,307	1,769,278 2,650,364	3,000,000 2,000,000	168,258 127,431	127,205 173,065	6,724,497 6,915,167
Alan D. Schnitzer(7) Vice Chairman and Chief Legal Officer	2007 2006	448,106 0	500,000 0	3,125,000 0	322,615 0	2,000,000 0	0 0	4,266,136 0	10,661,857 0
(1)
Bonuses paid under the Company's Senior Executive Plan are reported under the "Non-Equity Incentive Plan Compensation" column.

(2)
The dollar amounts represent the compensation expense recognized by the Company for financial statement reporting purposes during 2006 and 2007 related to awards of performance shares, restricted stock, restricted stock units and CAP shares, as well as any special or off-cycle grants (where applicable). For a discussion of restricted stock awards and CAP shares, see "Narrative Supplement to the Summary Compensation Table and Grants of Plan-Based Awards in 2007" below. Compensation cost is measured based on the grant date fair value of an award, determined pursuant to FAS 123R (excluding estimates of forfeitures) utilizing assumptions discussed in Note 11 to our financial statements for the fiscal year ended December 31, 2007. Compensation cost is recognized for financial reporting purposes over the period in which the employee is required to provide service in exchange for the award (generally the vesting period). For a discussion of specific stock awards during 2007, see "Grants of Plan-Based Awards in 2007" below and the narrative discussion that follows.

From the date of award of all shares of restricted stock, the recipient can vote the restricted shares and will receive cash dividends at the same times and amounts per share as all other holders of common stock. From the date of award of all restricted stock units, the recipient will receive cash dividend equivalents at the same times and amounts per share as all other holders of common stock but cannot vote the restricted stock units. Cash dividends paid on shares of restricted stock and cash dividend equivalents paid on restricted stock units are included in the "All Other Compensation" column above. This column does not include any expense relating to additional shares allocated to recipients of performance shares as a result of the phantom reinvestment of dividend equivalents on unvested performance shares, which may be distributed upon the vesting of such performance shares in accordance with their terms. The dollar value of these additional shares will be included in the "All Other Compensation" column if and when the shares are actually paid.

(3)
The dollar amounts represent the compensation expense recognized by the Company for financial statement reporting purposes during 2006 and 2007 related to option awards. Compensation cost is measured based on the grant date fair value of an award, determined pursuant to FAS 123R (excluding estimate of forfeiture) utilizing assumptions discussed in Note 11 to our financial statements for the fiscal year ended December 31, 2007. Compensation cost is recognized for financial reporting purposes over the period in which the employee is required to provide service in exchange for the award (generally the vesting period). For a discussion of specific stock option awards during 2007, see "Grants of Plan-Based Awards in 2007" below and the narrative discussion that follows.

(4)
Reflects incentive compensation paid under the Company's Senior Executive Plan in 2008 for performance year 2007 and incentive compensation paid in 2007 for performance year 2006, as the case may be. For a discussion of the Company's Senior Executive Plan, see the "Compensation Discussion and Analysis—Compensation Elements—Total Direct Compensation—Annual Bonuses" section.

(5)
These amounts represent the aggregate change in actuarial present value of accumulated pension benefits for the Company's fiscal years ending December 31, 2007 and December 31, 2006 over the Company's fiscal years ending December 31, 2006 and December 31, 2005, respectively, using the same pension plan measurement date used for financial statement reporting purposes. The Company does not provide any of its executives with any above-market preferential earnings on non-qualified deferred compensation.

(6)
For 2007, "All Other Compensation" for each of the named executive officers consisted of a $5,000 matching contribution under the Company's 401(k) plan and the following:

(a)
Mr. Fishman: cash dividends of $111,966 paid on shares of unvested restricted stock; $185,516 for personal use of a Company car and driver; $36,518 for the reimbursements of taxes on the imputed income relating to certain perquisites; $13,438 relating to financial counseling services; and $3,175 of personal security expenses incurred on his behalf pursuant to the Company's executive security program. We require that Mr. Fishman use Company aircraft for business and personal travel. Mr. Fishman reimbursed the Company for all personal travel on Company aircraft at the maximum amount legally payable, which amount exceeded the incremental costs associated with the personal use of the Company aircraft during 2007. For information about these perquisites, including our methodology for calculating the incremental cost of providing a Company car and driver, see "Compensation Discussion and Analysis—Compensation Elements—Other Compensation—Other Benefits". In addition, the Company paid life insurance premiums in 2007 in relation to the participation of Mr. Fishman in the legacy St. Paul Directors Charitable Award Program. For more information, please refer to the narrative discussion under "Non-Employee Director Compensation—Legacy Directors' Charitable Award Program".

(b)
Mr. Benet: cash dividends of $49,088 paid on shares of unvested restricted stock; $11,976 for the reimbursement of taxes on the imputed income relating to certain perquisites; $12,871 relating to financial counseling services; and $335 for the use of Company aircraft in connection with trips that had a business purpose, but which may not be "directly and integrally related to the performance of the executive's duties" and, accordingly, has been included as "All Other Compensation" in accordance with the SEC's rules.

(c)
Mr. Heyman: cash dividends of $39,920 paid on shares of unvested restricted stock; $31,102 relating principally to commercial travel expenses (air and ground transportation) for Mr. Heyman's commuting expenses from his principal residence in New York, New York to St. Paul, Minnesota; and $48,700 for the reimbursement of taxes on the imputed income relating to certain perquisites. In addition, for Mr. Heyman, "All Other Compensation" for 2007 included the incremental costs to the Company of $2,483 in the aggregate relating to his commercial airline club membership dues, lodging expenses in St. Paul, Minnesota and an executive physical examination under our Executive Health Program.

(d)
Mr. MacLean: cash dividends of $66,486 paid on shares of unvested restricted stock; and $479 relating to the reimbursement of taxes on imputed income.

(e)
Mr. Schnitzer: cash dividend equivalents of $129,320 paid on shares of unvested restricted stock units; $56,679 in legal and other professional fees incurred in connection with the negotiation and execution of Mr. Schnitzer's employment agreement; $59,811 for the reimbursement of taxes on the imputed income related to certain perquisites; $4,000,000 in the form of a credit to his non-qualified deferred compensation account upon his commencement of employment with us in April 2007 in recognition of the forfeiture by Mr. Schnitzer of certain pension benefits at his prior employer; $8,706 relating to financial counseling services; $1,620 for the use of Company aircraft in connection with trips that had a business purpose, but which may not be "directly and integrally related to the performance of the executive's duties" and, accordingly, has been included as "All Other Compensation" in accordance with the SEC's rules; and a $5,000 cash payment pursuant to the acceptance of a non-solicitation and non-disclosure agreement.

(7)
In connection with the commencement of his employment with the Company in April 2007, Mr. Schnitzer was awarded a sign-on bonus of $500,000.

Grants of Plan-Based Awards in 2007

The following table provides information on stock options, performance shares and restricted stock unit awards granted in 2007 to each of our named executive officers.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards
							All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Grant Date Fair Value of Stock and Option Awards ($)(7)
									Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date		Target ($)(6)	Threshold (#)	Target (#)	Maximum (#)
J.S. Fishman	2/6/2007	(1)	N/A	41,224	82,449	131,918				6,959,994
	2/6/2007	(2)						203,276	52.76	2,899,997
J.S. Benet	2/6/2007	(1)		13,078	26,156	41,850				2,208,006
	2/6/2007	(2)						64,488	52.76	920,005
	4/16/2007	(3)						37	53.67	199
	5/8/2007	(3)	N/A					32,122	56.23	179,513
	7/23/2007	(3)						5,869	52.18	30,305
	7/25/2007	(3)						4,971	51.34	25,154
	10/16/2007	(3)						41	52.30	215
	10/29/2007	(3)						3,733	52.88	19,813
	11/9/2007	(3)						2,235	51.40	10,873
	12/05/2007	(3)						663	54.17	2,943
	12/05/2007	(3)						3,892	54.17	17,279
W.H. Heyman	2/6/2007	(2)						64,488	52.76	920,005
	2/6/2007	(1)	N/A	13,078	26,156	41,850				2,208,006
	4/17/2007	(3)						24,202	53.83	175,195
	7/2/2007	(3)						12,428	54.48	92,975
	10/4/2007	(3)						6,360	53.55	44,091
B.W. MacLean	2/6/2007	(2)						78,507	52.76	1,120,005
	2/6/2007	(1)	N/A	15,921	31,842	50,947				2,687,964
	4/16/2007	(3)						1,597	53.67	8,581
	4/27/2007	(3)						2,709	53.67	14,556
	5/8/2007	(3)						13,794	56.23	77,088
	7/23/2007	(3)						3,833	52.18	19,792
	7/25/2007	(3)						4,468	51.34	22,609
	10/16/2007	(3)						1,815	52.30	9,503
	10/29/2007	(3)						6,874	52.88	36,484
	11/2/2007	(3)						311	52.42	1,550
	11/9/2007	(3)						17,041	51.40	82,903
A.D. Schnitzer	4/23/2007	(4)						121,560	53.82	2,000,000
	4/23/2007	(5)					148,644			8,000,000
(1)
Represents performance share awards granted as part of the annual long-term equity grant. All performance share awards were granted under the Company's 2004 Stock Incentive Plan.

Performance shares represent the right to earn shares of our common stock based on our attainment of certain performance goals, as described above under "Compensation Discussion and Analysis—Compensation Elements—Total Direct Compensation—Stock-Based Long-Term Incentives—Performance Shares". As described in more detail in this section, if our return on equity (as defined) over the three-year performance period is 12%, then 100% of the number of performance shares awarded and accumulated dividend equivalents will vest after the three-year performance period. If our return on equity over the three-year performance period falls below 12% but exceeds 8%, then between 50% and 100% of the number of shares awarded and accumulated dividend equivalents will vest after the three-year performance period. If our return on equity over the three-year performance period falls below 8%, the entire award (including the accumulated dividend equivalents) will be forfeited. If our return on equity over the three-year performance period exceeds 12%, then more than 100% (up to a maximum of 160%) of the number of shares awarded and accumulated dividend equivalents will vest after the three-year performance period. The estimated future payouts of performance shares in the table above do not include additional shares that may be allocated to recipients of performance shares as a result of the phantom reinvestment of dividend equivalents on unvested performance shares.

(2)
Represents option awards granted as part of the annual long-term equity grant. All option awards were granted under the Company's 2004 Stock Incentive Plan.

(3)
Represents option awards granted pursuant to the reload option provisions of outstanding option agreements, which required no additional Compensation Committee action. For more information regarding reload options, see "Narrative Supplement to the Summary Compensation Table and Grants of Plan-Based Awards in 2007—Terms of Equity-Based Awards—Reload Options".

The reload option awards granted to Mr. Heyman vest 100% after 1 year, and the reload option awards granted to Messrs. Benet and MacLean vest 100% after 6 months.

(4)
Represents an option award granted to Mr. Schnitzer in connection with his commencement of employment with the Company on April 23, 2007. The option award was granted under the Company's 2004 Stock Incentive Plan. The terms of the option award are discussed below under "Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007—Mr. Schnitzer's Employment Agreement".

(5)
Represents a restricted stock unit award granted to Mr. Schnitzer in connection with his commencement of employment with the Company on April 23, 2007. The restricted stock unit award was granted under the Company's 2004 Stock Incentive Plan. The terms of the restricted stock unit award are discussed below under "Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007—Mr. Schnitzer's Employment Agreement".

(6)
Our Senior Executive Plan does not include thresholds, targets or maximums that are determinable at the beginning of the performance year. For additional information on our Senior Executive Plan, which is an annual plan, see "Compensation Discussion and Analysis—Compensation Elements—Total Direct Compensation—Annual Bonuses" above. The actual cash bonuses paid to our named executive officers under our Senior Executive Plan are disclosed in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

(7)
Represents, in the case of a performance share award, the grant date fair value of a performance share calculated in accordance with FAS 123R multiplied by the maximum number of performance shares that could be awarded pursuant to the grant or, in the case of an option award or restricted stock unit award, the grant date fair value of the option award or restricted stock unit award, as the case may be, calculated in accordance with FAS 123R.

Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007

Mr. Fishman's Employment Agreement

Effective April 1, 2004, Mr. Fishman entered into an employment agreement with us for a five-year term. That agreement has been amended as of November 5, 2004 and as of December 13, 2006. Commencing on the fourth anniversary of the effective date, and on each anniversary thereafter, the agreement's term automatically renews for an additional one-year period, as long as neither we nor Mr. Fishman provides written notice requesting that the agreement not be so extended within at least thirty days prior to the agreement's renewal date. The agreement provides that Mr. Fishman serve as Chief Executive Officer and Chairman of the Company.

Pursuant to this agreement, Mr. Fishman is entitled to receive a base annual salary of $1 million, and he is eligible to receive an annual bonus. Mr. Fishman also is entitled to receive an annual long-term incentive grant, consisting of stock options, restricted stock, other equity-based awards or a combination thereof, in an amount with a valuation upon the date of grant equal to not less than $6.25 million. Under the terms of the agreement, each long-term incentive grant is to be subject to vesting in equal annual installments over a four-year period and is to provide for full vesting on an accelerated basis in the event of earlier termination of employment for specified reasons, including termination of employment by us without "cause" or by Mr. Fishman's resignation for "good reason" (each as defined in the employment agreement and discussed under "Potential Payments to Named Executive Officers upon Termination of Employment or Change in Control—Summary of Key Agreements" below) or termination of employment by reason of his death or "disability" (as defined in the agreement). With respect to his February 2007 and 2008 equity grants, Mr. Fishman waived the more favorable 4-year pro rata vesting schedule provided for in his employment agreement in exchange for vesting of that equity on terms consistent with those of the other executives in the Company. The agreement also entitles Mr. Fishman to be reimbursed for all reasonable financial planning and tax preparation services at a cost to us of up to $25,000 per year.

As described more fully in "Compensation Discussion and Analysis—Compensation Elements—Other Compensation—Other Benefits", Mr. Fishman's employment agreement provides that he will be required for security purposes to use our corporate aircraft for all business and personal travel. Under the employment agreement, Mr. Fishman has agreed to reimburse us for all personal use of our corporate aircraft, at the maximum amount legally payable under FAA regulations. Mr. Fishman's employment agreement further sets forth certain other terms consistent with FAA regulations applicable to such use of the aircraft. Mr. Fishman is entitled to be "grossed up" for any income taxes he incurs in connection with certain business travel, to the extent taxed as commuting costs, and for spousal business travel.

As described more fully in "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control—Summary of Key Agreements—Mr. Fishman's Employment Agreement", if Mr. Fishman's employment is terminated by us without "Cause" or he resigns for "Good Reason" (as defined in the agreement), or his employment is terminated by reason of his death or "disability" (as defined in the agreement), or if Mr. Fishman's employment is terminated after a Change in Control by the Company other than for Cause, or by him for Good Reason, Mr. Fishman would become entitled to receive certain additional benefits.

Mr. Schnitzer's Employment Agreement

Effective April 15, 2007, Mr. Schnitzer entered into an at-will employment agreement with us. The agreement provides that Mr. Schnitzer serve as our Vice Chairman and Chief Legal Officer.

Pursuant to this agreement, Mr. Schnitzer is eligible to receive a base annual salary of $650,000, and he is eligible to receive an annual bonus. With respect to his 2007 annual bonus, he was entitled to not less than $1.5 million, subject to the achievement of the return on equity performance goal set forth in our Senior Executive Performance Plan for fiscal year 2007. Under the terms of the agreement, Mr. Schnitzer also is eligible to receive an annual equity grant on terms and conditions similar to those applicable to other senior executives of the Company. Beginning with the first quarter of 2008, Mr. Schnitzer is eligible for an equity award in respect of the prior fiscal year in an amount equal to approximately 300% of his then current annual base salary.

The agreement also entitled Mr. Schnitzer to sign-on incentives consisting of: (i) $500,000 in cash, payable at the time he commenced employment on April 23, 2007, (ii) an award of 148,644 restricted common stock units that vest in four equal annual installments on April 23, 2008, 2009, 2010 and 2011 (the "RSU Award") and (iii) an award of options to purchase 121,560 shares of common stock having an exercise price equal to the closing price per share of our common stock on his commencement date ($53.82), cliff vesting on April 23, 2011 (the "Option Award). The RSU Award provides that in the event of his termination of employment by us without "cause" or his resignation for "good reason" (each as defined under the employment agreement) then (i) any unvested portion of the award will accelerate if the termination occurs on or after April 23, 2008, or (ii) any unvested portion of the award will be cancelled and Mr. Schnitzer will be entitled to a payment of $8 million with interest if the termination occurs prior to April 23, 2008. The Option Award provides that in the event of his termination of employment by us without "cause" or his resignation for "good reason" (each as defined under the employment agreement) then (i) any unvested portion of the award will accelerate if the termination occurs on or after April 23, 2010, or (ii) a pro-rata portion of the unvested award will accelerate (based on the date of termination) if the termination occurs prior to April 23, 2010. In either event, the vested portion of Mr. Schnitzer's Option Award will remain exercisable for the earlier of (i) one year following of the date of such termination or resignation or (ii) the expiration date of the award.

Pursuant to his employment agreement, Mr. Schnitzer was credited with $4 million in a deferred compensation account under our Deferred Compensation Plan (discussed under "Post-Employment Compensation—Deferred

Compensation Plan" below) in recognition of his forfeiture of certain pension benefits under his previous employer's plan. If prior to the first anniversary of his commencement date we terminate his employment for "cause" or he resigns without "good reason" (each as defined in the employment agreement), he will forfeit the balance of this credit to his deferred compensation account.

Mr. Schnitzer is also entitled to be made whole, on an after-tax basis, for any income taxes imposed on him in connection with certain business travel. In addition, if, prior to the time his sign-on incentives have vested in full, there occurs a transaction described in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor thereto, he is entitled to receive a tax gross-up payment for any taxes imposed or arising under Section 4999 of the Code or any successor thereto in connection with (i) his involuntary termination without "cause" (as defined in the agreement), (ii) his voluntary resignation for "good reason" (as defined in the agreement) and/or (iii) the early vesting or payout of an award under the agreement (in connection with the transaction and with approval of our Board or Compensation Committee); provided, however, if all such taxes under Section 4999 of the Code could be eliminated by reducing his payments by no more than 10%, then such payments will be so reduced.

As described more fully in "Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control—Summary of Key Agreements", Mr. Schnitzer is eligible to participate in our severance plan and would become entitled to receive certain benefits thereunder upon a qualifying termination of his employment.

CAP Shares

Until February 2006, we maintained a Capital Accumulation Program ("CAP") under which 25% of any annual bonus awarded to certain employees was delivered in the form of restricted shares that vested in full, based on continued service, after two years ("CAP shares"). CAP shares were awarded to employees at a 10% discount from the fair market value of our common stock on the date of grant (the "CAP Discount"). This CAP Discount took the form of additional restricted shares.

From the date of award of all CAP shares, the recipient can vote the CAP shares and receives cash dividends at the same times and amounts per share as all other holders of common stock.

Restricted Stock

From the date of award of all shares of restricted stock, the recipient can vote the restricted shares and receives cash dividends at the same times and amounts per share as all shareholders of common stock.

Beginning in 2007, the Committee discontinued the use of time-based restricted stock as a component of the annual long-term equity awards of the named executive officers in favor of larger performance share awards.

Terms of Equity-Based Awards

Vesting Schedule

Unless otherwise provided in the footnote disclosure to the "Grants of Plan-Based Awards in 2007" table above or as discussed above under "—Mr. Schnitzer's Employment Agreement", option awards vest in full three years after the date of grant. Restricted stock awards also vest in full three years after the grant date. Performance shares, and accumulated dividend equivalents thereon, vest at the end of a three-year performance period, if and to the extent performance goals are attained, as more fully described above in "Compensation Discussion and Analysis—Compensation Elements—Total Direct Compensation—Stock-Based Long-Term Incentives—Performance Shares". A description of the vesting of Mr. Schnitzer's sign-on restricted stock unit award and option award is set forth above under "—Mr. Schnitzer's Employment Agreement".

Forfeiture and Post-Employment Treatment

Unvested shares underlying option awards are generally forfeited upon termination of employment following a 90-day post-termination exercise period, except in specific cases (i.e., death, disability and retirement) in which different treatment is afforded. Unvested shares underlying restricted stock awards, restricted stock unit awards and performance share awards are generally forfeited upon termination of employment except in specific cases (i.e., death, disability and retirement) in which different treatment is afforded.

Option Exercise Price

Options granted in 2007 under the Company's 2004 Stock Incentive Plan carry an exercise price equal to the closing price on the date of grant.

Dividends

From the date of award of all restricted stock awards and restricted stock unit awards, the recipient will receive cash dividends and cash dividend equivalents, respectively, at the same times and amounts per share as holders of common stock. See the "All Other Compensation" column and the related footnote of the "Summary Compensation Table" above for these cash dividends and cash dividend equivalents, as the case may be, received by the named executive officers with respect to the shares of restricted stock or restricted stock units, as the case may be, during 2006 and 2007. The additional shares allocated to recipients of performance shares as a result of the phantom reinvestment of dividend equivalents on unvested performance shares will only be distributed upon the vesting, if any, of such performance shares in accordance with the performance share award terms.

Reload Options

Prior to the Merger, both St. Paul and TPC had stock option reload programs. St. Paul eliminated its reload program with respect to initial option grants made after February 1, 2004, and TPC eliminated its reload program with respect to initial option grants made after January 23, 2003. Holders of options granted under either of those reload programs can use common stock that they have owned for at least six months to pay the exercise price of those options and have shares withheld to pay income taxes on the gain that is realized upon exercise. They then receive a new reload option to purchase the same number of shares they used to pay the exercise price and/or had withheld for taxes. The exercise price of any new reload option is equal to the closing price of our stock on the date on which the original option is exercised.

Reload options are subject to several restrictions, including the following: (1) the option holder cannot receive a reload option unless the market price of the common stock on the exercise date is at least 20% greater than the exercise price (an option holder can exercise an option at a lower price, but he or she will not receive a reload option); (2) if the option holder receives a reload option, the shares acquired must be held for one year for legacy St. Paul grants and for two years for legacy TPC grants, other than a small portion to account for the difference between the statutory minimum tax withholding rate and the highest marginal tax rate; (3) the reload options do not vest (i.e., become exercisable) for one year for legacy St. Paul grants and for six months for legacy TPC grants; and (4) the expiration date of the reload option is the same as that for the initial option grant.

Outstanding Equity Awards at December 31, 2007

The following table provides information with respect to holdings of stock options, restricted stock, performance shares and restricted stock unit awards by the named executives officers at December 31, 2007.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
J.S. Fishman	10/10/2001	1,500,000	0	45.67	10/10/2011
	2/5/2002	12,245	0	44.21	2/5/2012
	2/4/2003	600,000	0	30.94	2/4/2013
	2/2/2004	375,000	125,000	42.88	2/2/2014
	1/25/2005	241,600	241,601	36.97	1/25/2015
						1/25/2005	42,264	2,273,803
	2/6/2006	0	255,678	44.79	2/6/2016	2/6/2006	25,815	1,388,847
						2/6/2006	31,006	1,668,123
						2/6/2006			59,645	3,208,901
	2/6/2007	0	203,276	52.76	2/6/2017
						2/6/2007			133,713	7,193,759
J.S. Benet	6/30/1998	116	0	34.17	6/30/2008
	6/30/1999	104	0	38.43	6/30/2009
	4/18/2000	17,264	0	49.42	4/18/2010
	6/5/2000	4,563	0	55.26	11/2/2008
	1/5/2001	3,176	0	61.93	11/2/2008
	1/16/2001	15,736	0	59.08	1/16/2011
	11/16/2001	4,761	0	55.71	11/2/2008
	4/27/2004	48,072	16,024	42.55	4/27/2014
	1/25/2005	22,227	22,228	36.97	1/25/2015
	1/25/2005	0	73,447	36.97	1/25/2015
						1/25/2005	19,272	1,036,834
						1/25/2005	3,888	209,174
	11/11/2005	4,927	0	46.23	11/2/2008
						2/6/2006			22,161	1,192,262
	2/6/2006	0	95,361	44.79	2/6/2016	2/6/2006	9,301	500,394
						2/6/2006	9,628	517,986
	10/16/2006	33	0	49.09	11/2/2008
	11/7/2006	27,513	0	51.57	3/22/2012
	2/6/2007	0	64,488	52.76	2/6/2017
						2/6/2007			42,419	2,282,142
	4/16/2007	37	0	53.67	3/22/2012
	5/8/2007	32,122	0	56.23	3/22/2012
	7/23/2007	0	5,869	52.18	3/22/2012
	7/25/2007	0	4,971	51.34	3/22/2012
	10/16/2007	0	41	52.30	3/22/2012
	10/29/2007	0	3,733	52.88	3/22/2012
	11/9/2007	0	2,235	51.40	3/22/2012
	12/5/2007	0	3,892	54.17	11/2/2008
	12/5/2007	0	663	54.17	11/2/2008
W.H. Heyman	5/6/2002	200,000	0	47.79	5/6/2012
	2/2/2004	75,000	25,000	42.88	2/2/2014
	1/25/2005	0	47,676	36.97	1/25/2015
	1/25/2005	22,227	22,228	36.97	1/25/2015
						1/25/2005	12,510	673,038
						1/25/2005	3,888	209,174
	2/6/2006	0	95,361	44.79	2/6/2016
						2/6/2006	9,301	500,394
						2/6/2006	9,628	517,986
						2/6/2006			22,161	1,192,262
	12/18/2006	30,522	0	53.56	2/4/2013
						2/6/2007			42,419	2,282,142
	2/6/2007	0	64,488	52.76	2/6/2017
	4/17/2007	0	24,202	53.83	2/4/2013
	7/2/2007	0	12,428	54.48	2/4/2013
	10/4/2007	0	6,360	53.55	2/4/2013

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
B.W. MacLean	6/30/1998	116	0	34.17	6/30/2008
	6/30/1999	104	0	38.43	6/30/2009
	4/18/2000	19,183	0	49.42	4/18/2010
	6/5/2000	3,329	0	55.26	11/2/2008
	6/30/2000	76	0	52.40	6/30/2010
	11/2/2000	94	0	57.49	11/2/2008
	12/5/2000	4,202	0	53.18	11/2/2008
	1/4/2001	747	0	61.10	11/2/2008
	1/16/2001	10,790	0	59.08	1/16/2011
	11/2/2001	4,355	0	51.44	11/2/2008
	3/22/2002	2,236	0	42.69	3/22/2012
	4/27/2004	48,072	16,024	42.55	4/27/2014
	1/25/2005	20,294	20,295	36.97	1/25/2015
	1/25/2005	0	101,794	36.97	1/25/2015
						1/25/2005	26,711	1,437,052
						1/25/2005	3,550	190,990
	8/23/2005	1,297	0	45.14	11/2/2008
	8/23/2005	413	0	45.14	11/2/2008
	8/23/2005	2,084	0	45.14	11/2/2008
	11/2/2005	1,660	0	45.41	11/2/2008
	11/18/2005	159	0	46.61	11/2/2008
	1/9/2006	26	0	47.21	11/2/2008
	2/6/2006	0	116,091	44.79	2/6/2016	2/6/2006	15,503	834,061
						2/6/2006	11,721	630,590
						2/6/2006			26,978	1,451,416
	10/16/2006	927	0	49.09	11/2/2008
	10/16/2006	472	0	49.09	11/2/2008
	10/27/2006	410	0	50.66	11/2/2008
	10/27/2006	505	0	50.66	11/2/2008
	10/27/2006	749	0	50.66	11/2/2008
	10/27/2006	20	0	50.66	11/2/2008
	11/2/2006	194	0	51.18	11/2/2008
	11/7/2006	12,922	0	51.57	3/22/2012
	2/6/2007	0	78,507	52.76	2/6/2017
						2/6/2007			51,640	2,778,232
	4/16/2007	1,597	0	53.67	3/22/2012
	4/27/2007	2,709	0	53.67	3/22/2012
	5/8/2007	13,794	0	56.23	3/22/2012
	7/23/2007	0	3,833	52.18	3/22/2012
	7/25/2007	0	4,468	51.34	3/22/2012
	10/16/2007	0	1,815	52.30	3/22/2012
	10/29/2007	0	6,874	52.88	3/22/2012
	11/2/2007	0	311	52.42	3/22/2012
	11/9/2007	0	17,041	51.40	3/22/2012
A.D. Schnitzer	4/23/2007	0	121,560	53.82	4/23/2017	4/23/2007	148,644	7,997,047
(1)
The market value is based on the closing price of our common stock on December 31, 2007 of $53.80 times the number of outstanding shares or units, as the case may be.

(2)
The number of shares reflected for each of the named executive officers represents the maximum number of performance shares plus the additional shares that have been allocated to the named executive officer through December 31, 2007 as a result of the phantom reinvestment of dividend equivalents on unvested performance shares. We have reflected the maximum number of performance shares for each named executive officer because results for 2006 and 2007, the first and second year of the three year performance period for the February 6, 2006 award, were above target, and results for 2007, the first year of the three year performance period for the February 6, 2007 award, were also above target. The actual number of shares that will be distributed with respect to the 2006 and 2007 awards is not yet determinable. See description of performance shares in the "Compensation Discussion and Analysis—Compensation Elements—Total Direct Compensation—Stock-Based Long Term Incentive—Performance Shares" section.

The vesting schedule for each option or stock award in the above table is shown below, based on the grant date.

Option Awards Vesting Schedule

The following table provides information with respect to the vesting schedule of stock options granted to our named executive officers.

Grant Date	Vesting Schedule
06/30/1998	20% exercisable on 6/30/99, 6/30/00, 6/30/01, 6/30/02 and 6/30/03
06/30/1999	20% exercisable on 6/30/00, 6/30/01, 6/30/02, 6/30/03 and 6/30/04
04/18/2000	20% exercisable on 7/18/01, 7/18/02, 7/18/03, 7/18/04 and 7/18/05
06/05/2000	100% exercisable on 12/5/00
06/30/2000	20% exercisable on 6/30/01, 6/30/02, 6/30/03, 6/30/04 and 6/30/05
11/02/2000	100% exercisable on 5/2/01
12/05/2000	100% exercisable on 6/5/01
01/04/2001	100% exercisable on 7/4/01
01/05/2001	100% exercisable on 7/5/01
01/16/2001	20% exercisable on 7/16/02, 7/16/03, 7/16/04, 7/16/05 and 7/16/06
10/10/2001	100% exercisable at merger 4/1/04
11/02/2001	100% exercisable on 5/2/02
11/16/2001	100% exercisable on 5/16/02
02/05/2002	100% exercisable at merger 4/1/04
03/22/2002	20% exercisable on 3/22/03, 3/22/04, 3/22/05, 3/22/06 and 3/22/07
05/06/2002	100% exercisable at merger 4/1/04
02/04/2003	100% exercisable at merger 4/1/04
02/02/2004	25% exercisable on 2/2/05, 2/2/06, 2/2/07 and 2/2/08
04/27/2004	50% exercisable on 4/27/06; 25% exercisable on 4/27/07 and 4/27/08
01/25/2005(1)	50% exercisable on 1/25/07; 25% exercisable on 1/25/08 and 1/25/09
01/25/2005(1)	50% exercisable on 1/25/09 and 1/25/10
08/23/2005	100% exercisable on 2/23/06
11/02/2005	100% exercisable on 5/2/06
11/11/2005	100% exercisable on 5/11/06
11/18/2005	100% exercisable on 5/18/06
01/09/2006	100% exercisable on 7/9/06
02/06/2006	100% exercisable on 2/6/09
10/16/2006	100% exercisable on 4/16/07
10/27/2006	100% exercisable on 4/27/07
11/02/2006	100% exercisable on 5/2/07
11/07/2006	100% exercisable on 5/7/07
12/18/2006	100% exercisable on 12/18/07
02/06/2007	100% exercisable on 2/6/10
04/16/2007	100% exercisable on 10/16/07
04/17/2007	100% exercisable on 4/17/08
04/23/2007(2)	100% exercisable on 4/23/11
04/27/2007	100% exercisable on 10/27/07
05/08/2007	100% exercisable on 11/8/07
07/02/2007	100% exercisable on 7/2/08
07/23/2007	100% exercisable on 1/23/08
07/25/2007	100% exercisable on 1/25/08
10/04/2007	100% exercisable on 10/4/08
10/16/2007	100% exercisable on 4/16/08
10/29/2007	100% exercisable on 4/29/08
11/02/2007	100% exercisable on 5/2/08
11/09/2007	100% exercisable on 5/9/08
12/05/2007	100% exercisable on 6/5/08
(1)
The two different vesting schedules for the 1/25/2005 awards relate to two different types of grants made on that date as follows: (1) an annual grant of options made to all of the named executive officers (except Mr. Schnitzer), which vests 50% on 1/25/2007 and 25% on each of 1/25/2008 and 1/25/2009 and (2) a special retention grant made in connection with the Merger to Mr. Benet (73,447 shares), Mr. Heyman (47,676 shares) and Mr. MacLean (101,794 shares), which vests 50% on 1/25/09 and 50% on 1/25/10.

(2)
Reflects the vesting schedule for an option award granted to Mr. Schnitzer in connection with his commencement of employment with the Company on 4/23/2007. Vesting will be accelerated under certain employment termination events as described above under "Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007—Mr. Schnitzer's Employment Agreement".

Stock Awards Vesting Schedule

Grant Date	Vesting Schedule
01/25/2005(1)	100% on 1/25/08
01/25/2005(2)	50% on 1/25/09 and 50% on 1/25/10
02/06/2006(1)	100% on 2/6/09
02/06/2006(3)	100% on 2/6/08
02/06/2006(4)	100% on 12/31/08
02/06/2007(5)	100% on 12/31/09
04/23/2007(6)	25% on 4/23/08; 25% on 4/23/09; 25% on 4/23/10 and 25% on 4/23/11
(1)
Reflects the vesting schedule for annual restricted stock awards granted to each of our named executive officers, except Mr. Schnitzer.

(2)
Reflects the vesting schedule for special retention restricted stock awards granted in connection with the Merger on 1/25/05 to Mr. Benet (19,272 shares), Mr. Heyman (12,510 shares) and Mr. MacLean (26,711 shares).

(3)
Reflects the vesting schedule for CAP awards granted on 2/6/06 to Mr. Fishman (31,006 shares), Mr. Benet (9,301 shares), Mr. Heyman (9,301 shares) and Mr. MacLean (15,503 shares).

(4)
Reflects the vesting schedule for performance shares granted as part of the annual long-term equity grant on 2/6/06 to Mr. Fishman (36,280 shares), Mr. Benet (13,480 shares), Mr. Heyman (13,480 shares) and Mr. MacLean (16,410 shares).

(5)
Reflects the vesting schedule for performance shares granted on 2/06/2007 to each of our named executive officers, except Mr. Schnitzer.

(6)
Reflects the vesting schedule for restricted stock unit award granted to Mr. Schnitzer in connection with his commencement of employment with the Company on 4/23/2007. Vesting will be accelerated under certain employment termination events as described above under "Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007—Mr. Schnitzer's Employment Agreement".

Option Exercises and Stock Vested in 2007

The following table provides information regarding the amounts received by our named executive officers upon the exercise of stock options and the vesting of stock awards during the year ended December 31, 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
J.S. Fishman	0	0	10,142	517,394
J.S. Benet	62,478	737,484	20,696	1,076,886
W.H. Heyman	47,497	438,620	6,011	306,651
B.W. MacLean	60,998	639,832	17,124	892,968
A.D. Schnitzer	0	0	0	0
(1)
Of these shares acquired upon the exercise of options, 61,176 shares with respect to Mr. Benet, 47,497 shares with respect to Mr. Heyman and 59,239 shares with respect to Mr. MacLean were acquired on exercise of options pursuant to the reload program. For more information regarding our reload program, please refer to the "Narrative Supplement to the Summary Compensation Table and Grants of Plan-Based Awards in 2007—Terms of Equity-Based Awards—Reload Options" section above.

(2)
Value realized on exercise is based on the gain, if any, equal to the difference between the fair market value of the stock acquired upon exercise date less the exercise price, multiplied by the number of options being exercised.

(3)
The market price for stock vesting that is used in calculating the value realized is the average of the high and low on the day of vesting. If vesting occurs on a day on which the market is closed, the market price is the average of the high and low on both the first open market day prior to, and following, the vesting date.

Post-Employment Compensation

The Company has four active plans:

  •
  A qualified 401(k) plan;

  •
  A qualified pension plan—the "Pension Plan";

  •
  A non-qualified pension restoration plan—the "Benefit Equalization Plan"; and

  •
  A non-qualified deferred compensation plan—the "Deferred Compensation Plan".

The Company has three inactive plans from which benefits are still payable, but under which no additional benefits are being earned (other than earnings credits as described below):

  •
  A non-qualified pension plan maintained by TPC prior to the Merger—the "TPC Benefit Equalization Plan";

  •
  A non-qualified deferred compensation plan maintained by TPC prior to the Merger—the "TPC Deferred Compensation Plan"; and

  •
  A non-qualified deferred compensation plan maintained by the St. Paul Companies prior to the Merger—the "Executive Savings Plan".

Pension Benefits

The following table provides information regarding the pension benefits for our named executive officers under the Company's pension plans. The material terms of the plans are described following the table.

Name	Plan Name	Number of Years Credited Service(3)	Present Value of Accumulated Benefit ($)(4)	Payments During Last Fiscal Year ($)
J.S. Fishman	Pension Plan Benefit Equalization Plan(1)	20 24	93,521 1,166,720	0 0
J.S. Benet	Pension Plan Benefit Equalization Plan TPC Benefit Equalization Plan(2)	17 17 11	277,649 294,924 159,791	0 0 0
W.H. Heyman	Pension Plan Benefit Equalization Plan	17 17	78,506 417,728	0 0
B.W. MacLean	Pension Plan Benefit Equalization Plan TPC Benefit Equalization Plan(2)	20 20 14	254,993 420,221 68,369	0 0 0
A.D. Schnitzer(5)	Pension Plan Benefit Equalization Plan	0 0	0 0	0 0
(1)
Mr. Fishman has four extra years of service in the Benefit Equalization Plan pursuant to his employment agreement. The extra service provided no additional value under the plan.

(2)
Service under the TPC Benefit Equalization Plan was frozen as of January 1, 2002.

(3)
Credited service includes (as applicable) service for time worked at TPC, Citigroup and certain of its affiliates and predecessors (prior to August 20, 2002), The St. Paul Companies, Inc. and the Company. Number of years of credited service represents actual years of service. Except as otherwise set forth in this section, we do not have a policy with respect to granting extra years of credited service.

(4)
Present value of accumulated benefit is calculated by projecting the qualified and non-qualified cash balance accounts reflected in the tables below forward to age 65 by applying a 4.75% interest rate (except for some sub-accounts which use a 6.00% rate) and then discounting back to December 31, 2007 using a discount rate of 6.00%. These are the same assumptions the Company uses for financial reporting purposes.

(5)
Mr. Schnitzer commenced his employment with the Company in April 2007. As a result, he was not eligible to participate in the Company's pension plans during 2007.

The Company's Pension Plan

The Company's Pension Plan is a qualified defined benefit pension plan with a cash balance formula. Under the cash balance formula, each named executive officer has a hypothetical account balance that grows with interest and pay credits each year. As of December 31, 2007, the named executive officers' qualified pension account balances were as follows:

Name	12/31/2007 Qualified Account Balance ($)
J.S. Fishman	105,107
J.S. Benet	294,436
W.H. Heyman	83,604
B.W. MacLean	271,675
A.D. Schnitzer	0

Interest credits are applied quarterly to the prior quarter's cash balance pension account balance. These interest credits are generally based on the yield on 10-year treasury bonds. Pay credits are applied on an annual basis and are earned based on the sum of age plus service at the end of the year under the following schedule:

Age + Service	Pay Credit %
< 30	2.00
30 - 39	2.50
40 - 49	3.00
50 - 59	4.00
60 - 69	5.00
> 69	6.00

Service is calculated based on elapsed time with the Company plus any service with TPC, Citigroup (through August 20, 2002) and St. Paul. Pay credits are calculated by multiplying the appropriate pay credit percentage times the named executive officer's compensation for the year including base salary and bonus up to the qualified plan compensation limit (which for 2007 was $225,000). The plan's normal retirement age is 65. However, under the cash balance formula, participants are eligible to receive a distribution from the plan any time after they vest (currently after three years of service) and they separate from the Company. Prior to January 1, 2008, participants vested after five years of service. Once separated from us, participants may elect to receive a lump sum payment, life annuity, 50% joint and survivor annuity, 75% joint and survivor annuity, 100% joint and survivor annuity or 10-year certain and life annuity. All payment forms are actuarially equivalent. There are no special early retirement benefits under the cash balance formula.

Under the plan, the benefits of certain participants may be determined in whole or in part under transition benefit rules, i.e., grandfathered benefit provisions.

The Company's Benefit Equalization Plan (Non-Qualified Pension)

The Benefit Equalization Plan is a non-qualified pension restoration plan, which provides non-qualified pension benefits on compensation in excess of the qualified plan compensation limit and the benefit limit (if applicable) under tax provisions. Benefits under the plan accrue in the same manner as described above for the Company's Pension Plan for pay in excess of the compensation limit. As of December 31, 2007, the named executive officers' non-qualified pension account balances were as follows:

Name	12/31/2007 Non-Qualified Account Balance ($)
J.S. Fishman	1,311,268
J.S. Benet	330,485
W.H. Heyman	444,855
B.W. MacLean	477,744
A.D. Schnitzer	0

The plan's normal retirement age is 65. However, participants are eligible to receive a distribution from the plan any time after they vest (currently after three years of service) and they separate from us. Prior to January 1, 2008, participants vested after five years of service. Once separated from us, participants will receive their benefit in 10 annual installment payments (for account balances greater than $50,000) or a single lump sum payment (for balances less than $50,000). There are no special early retirement benefits. To the extent that a participant's qualified plan benefits are determined under grandfathered benefit provisions, those provisions can affect the benefits payable under the Benefit Equalization Plan.

TPC Benefit Equalization Plan (Non-Qualified Pension)

The TPC Benefit Equalization Plan is a non-qualified pension plan. Benefit accruals were frozen as of January 1, 2002. Participants in the plan have cash balance accounts that accrue interest credits, but no pay credits. As of December 31, 2007, the named executive officers' non-qualified account balances were as follows:

Name	12/31/2007 Non-Qualified Account Balance ($)
J.S. Benet	169,952
B.W. MacLean	75,787

Interest credits are applied quarterly to the prior quarter's account balance. These interest credits are generally based on the yield on 10-year treasury bonds. The plan's normal retirement age is 65. However, participants are eligible to receive a distribution from the plan any time after becoming vested, attaining age 55 and separating from us. Participants currently vest after three years of service. Prior to January 1, 2008, participants vested after five years of service. Participants may elect to receive a lump sum payment, life annuity, 50% joint and survivor annuity or 100% joint and survivor annuity. All payment forms are actuarially equivalent. There are no special early retirement benefits. To the extent that a participant's qualified plan benefits are determined under grandfathered benefit provisions, those provisions can affect the benefits payable under the TPC Benefit Equalization Plan.

Non-Qualified Deferred Compensation for 2007

The following table provides information regarding contributions, earnings and balances for our named executive officers under the Deferred Compensation Plan, the TPC Deferred Compensation Plan and the Executive Savings Plan, which are further described below.

Name	Executive Contributions in 2007 ($)(1)	Company Contributions in 2007 ($)	Aggregate Earnings in 2007 ($)	Aggregate Withdrawals/ Distributions in 2007 ($)	Aggregate Balance at 12/31/07 ($)(2)
J.S. Fishman	0	0	115,298	0	1,063,475
J.S. Benet	0	0	0	0	0
W.H. Heyman	0	0	11,920	0	263,980
B.W. MacLean	105,000	0	17,468	0	418,710
A.D. Schnitzer	0	4,000,000	126,159	0	4,126,159
(1)
All of Mr. MacLean's contributions in 2007 were reported as Salary in the Summary Compensation Table for 2007.

(2)
Of the totals in this column, the following totals have previously been reported in the Summary Compensation Table for this year and for previous years.

Name	2007 ($)	Previous Years ($)	Total ($)
J.S. Fishman	0	570,660	570,660
W.H. Heyman	0	214,220	214,220
B.W. MacLean	105,000	70,000	175,000
A.D. Schnitzer(a)	4,000,000	0	4,000,000
    (a)
    Pursuant to the terms of his employment agreement, in connection with commencement of his employment with the Company, Mr. Schnitzer received $4 million in the form of a credit to his deferred compensation account under our Deferred Compensation Plan in recognition of his forfeiture of certain pension benefits under his previous employer's plan. See "Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007—Mr. Schnitzer's Employment Agreement".

Deferred Compensation Plan

The Company's current Deferred Compensation Plan is a non-qualified plan that allows employees with annual salaries of $150,000 or more to defer receipt of a portion of his or her salary and /or annual bonuses until a date or dates elected by the employee. Employees participating in the Deferred Compensation Plan elect the time and form of payout prior to the year in which the deferred amounts are earned. These elections are irrevocable.

Participants in the plan can receive distributions of deferred accounts in three situations: when the participant terminates employment or retires or upon a distribution date the participant specifies in advance and that occurs while the participant is still an employee of the Company. The participant can elect to receive retirement distributions and in-service distributions as a lump-sum or in up to 10 annual installments. All other distributions will be paid in a lump sum, unless distributions in installments have already begun.

Deferrals may be allocated among 20 hypothetical investment options that generally mirror the investment options available under our qualified 401(k) plan. Under the Deferred Compensation Plan, no Company "match" is made on amounts deferred, "hardship" withdrawals are not permitted and the Company does not provide any opportunity for above-market preferential earnings, nor does it provide any minimum internal rate of return.

As of December 31, 2007, Mr. MacLean and Mr. Schnitzer were the only named executive officers with account balances under the Deferred Compensation Plan. Mr. MacLean's and Mr. Schnitzer's respective account balances under the current Deferred Compensation Plan were as follows:

Name	12/31/2007 Account Balance ($)
B.W. MacLean	107,614
A.D. Schnitzer	4,126,159

The Deferred Compensation Plan is not funded, and plan participants have only an unsecured contractual commitment by the Company to pay amounts owed under the plan.

TPC Deferred Compensation Plan

The TPC Deferred Compensation Plan is a grandfathered non-qualified deferred compensation plan. The plan was closed to any new deferrals beginning January 1, 2005. Deferrals may be allocated among twenty hypothetical investment options that generally mirror our 401(k) plan investment options. "Hardship" withdrawals are available under the TPC Deferred Compensation Plan. Based upon deferral elections made prior to the year in which the compensation was earned, executives can receive payments in either a lump sum or in annual installments over a five, ten or fifteen year period commencing in the month following retirement or age 65.

As of December 31, 2007, Mr. MacLean was the only named executive officer with an account balance under the TPC Deferred Compensation Plan. Mr. MacLean's account balance under this inactive TPC Deferred Compensation Plan was as follows:

Name	12/31/2007 Account Balance ($)
B.W. MacLean	311,096

The TPC Deferred Compensation Plan is not funded, and plan participants have only an unsecured contractual commitment by the Company to pay amounts owed under the plan.

Executive Savings Plan

The Executive Savings Plan is a non-qualified grandfathered excess deferral plan. It includes salary deferrals and Company matching contributions made to the plan only prior to January 1, 2005. The plan was frozen to any new deferrals as of January 1, 2005. Executives will receive distribution of their vested accounts upon termination of employment from the Company. Once separated from us, executives will receive their benefits in 10 annual installment payments (for account balances greater than $50,000) or a single lump sum (for balances of $50,000 or less), with the exception of balances remaining at the time of the executive's death which will always be paid in a lump sum.

Deferrals may be allocated among 20 hypothetical investment options that generally mirror the investment options available under our qualified 401(k) plan.

As of December 31, 2007, Mr. Fishman and Mr. Heyman were the only named executive officers with account balances under this inactive Executive Savings Plan. Mr. Fishman's and Mr. Heyman's respective account balances under this inactive Executive Savings Plan were as follows:

Name	12/31/2007 Account Balance ($)
J.S. Fishman	1,063,475
W.H. Heyman	263,980

The Executive Savings Plan is not funded, and plan participants have only an unsecured contractual commitment by the Company to pay amounts owed under the plan.

Potential Payments to Named Executive Officers Upon Termination of
Employment or Change in Control

The following table describes the potential payments and benefits under the Company's compensation and benefit plans and contractual agreements to which the named executive officers would be entitled upon termination of employment on December 31, 2007. Except as provided in Mr. Fishman's employment agreement and in the individual Non-Solicitation and Non-Disclosure Agreements executed by members of the Management Committee (the "Non-Solicitation/Non-Disclosure Agreements"), each as described below, as provided in the Company's Executive Severance Plan and as provided under the terms of restricted stock, restricted stock units and option awards, there are no agreements, arrangements or plans that entitle executive officers to severance, perquisites or other enhanced benefits upon termination of their employment.

Accrued Pay and Regular Retirement Benefits

The amounts shown in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the named executive officers. These include welfare benefits that are provided to all U.S. retirees of the Company.

The table below also does not include:

  •
  regular pension benefits under our Pension Plan, the Benefit Equalization Plan and the TPC Benefit Equalization Plan. See "Post-Employment Compensation—Pension Benefits" on page 54.

  •
  distributions of plan balances under our 401(k) plan, the Deferred Compensation Plan and the TPC Deferred Compensation Plan. See the "Compensation Discussion and Analysis—Compensation Elements—Other Compensation—Deferred Compensation" section on page 37 for information about the Company's 401(k) plan and the "Post-Employment Compensation—Non-Qualified Deferred Compensation for 2007" section on page 56 for information about the Deferred Compensation Plan and the TPC Deferred Compensation Plan.

Potential Payments Upon Termination of Employment or Change in Control

Named Executive Officer	Voluntary Termination for Good Reason or Involuntary Termination without Cause	Additional Value if Voluntary Termination for Good Reason or Involuntary Termination without Cause Follows a Change in Control	Change in Control	Voluntary Retirement	Disability	Death
J.S. Fishman(1)
Cash Severance Payment(2)	$22,500,000	$0	$0	$0	$0	$0
Contractual Disability/Death Payments(3)	0	0	0	0	2,500,000	2,500,000
Acceleration of Equity Awards(4)	19,847,094	0	1,365,000	6,581,211	19,847,094	19,847,094
Present Value of Continuing Benefits as of December 31, 2007(5)	63,066	558	0	48,795	63,066	63,066
Excise Tax Gross-up(6)	0	13,836,972	0	0	0	0

Total Termination Benefits	$42,410,160	$13,837,530	$1,365,000	$6,630,006	$22,410,160	$22,410,160

J.S. Benet(1)
Cash Severance Payment(2)	$4,800,000	$0	$0	$0	$0	$0
Contractual Disability/Death Payments	0	0	0	0	0	0
Acceleration of Equity Awards(4)	2,708,192	0	0	1,480,638	4,800,869	5,995,738
Present Value of Continuing Benefits as of December 31, 2007(5)	52,973	0	0	46,023	46,023	46,023
Excise Tax Gross-up	0	0	0	0	0	0

Total Termination Benefits	$7,561,165	$0	$0	$1,526,661	$4,846,892	$6,041,761

B.W. MacLean(1)
Cash Severance Payment(2)	$6,900,000	$0	$0	$0	$0	$0
Contractual Disability/Death Payments	0	0	0	0	0	0
Acceleration of Equity Awards(4)	829,834	0	0	0	5,933,513	7,720,833
Present Value of Continuing Benefits as of December 31, 2007(5)	6,950	0	0	0	0	0
Excise Tax Gross-up	0	0	0	0	0	0

Total Termination Benefits	$7,736,784	$0	$0	$0	$5,933,513	$7,720,833

W.H. Heyman(1)
Cash Severance Payment(2)	$4,800,000	$0	$0	$0	$0	$0
Contractual Disability/Death Payments	0	0	0	0	0	0
Acceleration of Equity Awards(4)	2,527,922	0	273,000	1,300,368	4,003,347	4,987,349
Present Value of Continuing Benefits as of December 31, 2007(5)	6,950	0	0	0	0	0
Excise Tax Gross-up	0	0	0	0	0	0

Total Termination Benefits	$7,334,872	$0	$273,000	$1,300,368	$4,003,347	$4,987,349

A.D. Schnitzer(1)
Cash Severance Payment(2)	$4,637,500	$0	$0	$0	$0	$0
Contractual Disability/ Death Payments	0	0	0	0	0	0
Acceleration of Equity Awards(4)	8,478,293	0	0	0	7,997,047	7,997,047
Present Value of Continuing Benefits as of December 31, 2007(5)	6,950	0	0	0	41,918	41,918
Excise Tax Gross-up(6)	0	3,191,772	0	0	0	0

Total Termination Benefits	$13,122,743	$3,191,772	0	0	$8,038,965	$8,038,965

(1)
On December 31, 2007, Messrs. Fishman, Benet and Heyman were "retirement eligible". Under current provisions in applicable equity award grants, had Messrs. Fishman, Benet or Heyman retired voluntarily on December 31, 2007, each would have been entitled to acceleration of certain outstanding unvested equity awards as shown under the "Voluntary Retirement" column above. Had the named executive officer not been retirement eligible, he would have forfeited these awards if he retired on 12/31/2007. Messrs. MacLean and Schnitzer are not "retirement eligible" under current provisions in applicable equity award grants as of December 31, 2007.

(2)
Cash Severance Payments:

•
Under the terms of Mr. Fishman's employment agreement, severance payments in the event of a voluntary termination for "good reason" or involuntary termination without "cause" (each as defined in his agreement) are based on three times his base salary at termination (or, if it occurs following a change in control, his highest base salary in the preceding 12-month period), plus three times the greatest of: (a) 150% of such salary; (b) his annual bonus for the immediately preceding year and (c) the greater of his most recent annual bonus or 150% of his base salary for the year preceding the change in control (if such termination occurs following a change in control).

•
Under the terms of individual non-solicitation and non-disclosure agreements, other named executive officers are eligible to receive a severance benefit if they are involuntarily terminated due to a reduction in force or for reasons other than cause or if they are asked to take a demotion. Such benefit is equal to the executive's total monthly cash compensation for 21 to 24 months, depending on his years of service with the Company, with the total monthly cash compensation equal to, at least, one-twelfth of the executive's base annual salary in effect at the time of his termination, plus the greater of (a) one-twelfth of the average of the executive's two most recent cash payments under our annual incentive compensation plan or (b) one-twelfth of 125% of final annual base salary. Under Mr. Schnitzer's employment agreement, for purposes of determining the potential severance amount described in clause (a) of the preceding sentence until he has received two payments under our annual incentive compensation plan, his deemed cash payment under our annual incentive compensation plan is equal to $2.0 million for any year in which he has not received an annual bonus or, for any year in which he has received an annual bonus, equal to the greater of his actual bonus or $2.0 million.

(3)
Under the terms of Mr. Fishman's employment agreement, he would receive a pro-rata portion of 250% of his annualized salary in the event his employment is terminated due to his death or disability.

(4)
Acceleration of Equity Awards:

•
Acceleration of Equity Awards is presented as the sum of the values as of December 31, 2007 of the additional benefit from the acceleration of vesting, if any, of stock options, restricted stock, restricted stock units, CAP shares and performance shares that would have occurred as a result of termination under the different circumstances presented. Equity awards that were vested as of December 31, 2007 are not included in this amount. For Mr. Schnitzer, in the event of a termination without "cause" or resignation for "good reason" (each as defined in his employment agreement) prior to April 23, 2008, his restricted stock unit award will be cancelled, and Mr. Schnitzer will be entitled to a payment of $8 million with interest.

•
For options, the additional benefit to the named executive officer resulting from the acceleration of the vesting reflected in the table is the value that the named executive officer would receive if he was terminated on the last business day of 2007 and assumes that the named executive officer would choose to exercise any additional options that would have vested at that date. This benefit is determined by subtracting the exercise price of the original option award from the closing price of $53.80 at December 31, 2007 and multiplying the result, if a positive number (in-the-money), by the number of in-the-money options that would vest as a result of termination. The acceleration of vesting varies by option grant under each termination scenario and in accordance with the terms of each option grant. The value, if any, of any stock option is a function of the appreciation in the stock price of the Company since the date on which the stock option was awarded to the executive officer.

•
Messrs. Fishman and Heyman's 2004 stock option grant and "reloads" associated with such option grant would be subject to accelerated vesting in the event of a change in control transaction pursuant to The St. Paul Companies, Inc. Amended and Restated 1994 Stock Incentive Plan without regard to their continued employment or circumstances of a subsequent termination.

•
For restricted stock and CAP shares, the values reflect the total number of unvested shares that would vest and would be distributed under each termination scenario multiplied by the closing stock price of $53.80 on December 31, 2007. The acceleration of vesting varies by restricted stock, and CAP share grant under each termination scenario and in accordance with the terms of each grant.

•
Under the terms of Mr. Fishman's award agreement, as modified by his employment agreement, in the event of death, voluntary termination for good reason or involuntary termination without cause or disability, performance shares plus dividend equivalent shares accrued to date would vest immediately for the 2006-2008 and 2007-2009 performance periods. The amount reflected for Mr. Fishman in the "Acceleration of Equity Awards" is determined by multiplying the closing stock price of $53.80 on December 31, 2007 by the number of performance shares and related dividend equivalent shares that would be paid assuming that the awards pay out at 100%. In the event of a qualifying retirement (in a circumstance that does not involve one of the foregoing events), a pro-rata portion of the performance shares and dividend equivalent shares attributable thereto would vest according to their original schedule, to the extent that the goals for the applicable performance period have been met. Accordingly, the performance shares have not been included under the "Change in Control" or "Voluntary Retirement" scenarios.

•
For all of the other named executive officers, in the event of a termination due to death, performance shares plus dividend equivalent shares accrued to date would vest immediately at 100% for the 2006-2008 and 2007-2009 performance periods, and would then be paid out on a prorated basis for the number of days worked in the performance period. The amounts reflected in the "Acceleration of Equity Awards" is determined by multiplying the closing stock price of $53.80 on December 31, 2007 by the number of performance shares and related dividend equivalent shares that would be paid out upon death. In the event of disability or termination due to a qualifying retirement, a pro-rata portion of the performance shares and dividend equivalent shares attributable thereto would vest according to their original vesting schedule (i.e., at the end of the performance period), to the extent that the goals for the applicable performance period have been met. In the event of any other termination scenarios, the performance shares and dividend equivalent shares attributable thereto would be forfeited. Accordingly, the performance shares have not been included under any termination scenarios other than death in the table above.

  •
  In addition to their regular annual equity grants, Messrs. Benet, MacLean and Heyman received "special" equity grants intended to retain and incentivize the Company's top and next-generation leaders. The vesting period on these grants is longer than on the regular grants, vesting 50% after four years and 50% after five years. The only termination circumstances upon which these grants would vest before the intended vesting schedule would be disability or death.

(5)
Present Value of Continuing Benefits as of December 31, 2007:

•
For Mr. Fishman, the present value of continuing benefits as of December 31, 2007 includes three years of medical and dental premiums in the event of a voluntary termination for good reason, an involuntary termination without cause or upon death or disability; three years of short-term disability, basic life, and accidental death and dismemberment insurance premiums in the event of termination in connection with a change in control; and two years of financial planning benefits (and associated tax gross-ups on the imputed income for such services) in the event of a voluntary termination for good reason, involuntary termination without cause or upon death, disability or voluntary retirement.

•
For Mr. Benet, the present value of continuing benefits as of December 31, 2007 includes the value of up to two years financial planning benefits (and associated tax gross-ups on the imputed income for such services) in the event of death or disability and outplacement services under the Company's executive severance plan in the event of voluntary termination for good reason or involuntary termination without cause.

•
For all other named executive officers, the present value of continuing benefits as of December 31, 2007 includes outplacement services under the Company's executive severance plan in the event of voluntary termination for good reason or involuntary termination without cause.

(6)
Excise Tax Gross-Up as of December 31, 2007:

•
Under the terms of Mr. Fishman's employment agreement, in the event of a change in control, we are required to provide a tax indemnity whereby, if the Code subjects Mr. Fishman to an excise tax pursuant to Section 4999 in connection with any payments made under his employment agreement together with any other payments we make him, we will reimburse him for the full tax amount and all interest or penalties and any federal, state, local income tax and social security and other employment tax so long as Mr. Fishman takes such action as we request to mitigate or challenge the tax under the circumstances. See "Summary of Key Agreements—Mr. Fishman's Employment Agreement" below.

•
If, prior to the time Mr. Schnitzer's sign-on incentives have vested in full under his employment agreement, there occurs a transaction described in Section 280G of the Code or any successor thereto, he is entitled to receive a tax gross-up payment for any taxes imposed or arising under Section 4999 of the Code or any successor thereto in connection with (i) his involuntary termination without "cause" (as defined in his employment agreement), (ii) his voluntary resignation for "good reason" (as defined in his employment agreement) and/or (iii) the early vesting or payout of an award under the agreement (in connection with the transaction and with approval of our board or compensation committee); provided, however, if all such taxes under Section 4999 of the Code could be eliminated by reducing his payments by no more than 10%, then such payments will be so reduced. See "Narrative Supplement to the Summary Compensation Table and Grants of Plan-Based Awards in 2007—Mr. Schnitzer's Employment Agreement".

Summary of Key Agreements

Mr. Fishman's Employment Agreement

As discussed above, Mr. Fishman, our Chairman, Chief Executive Officer and President, has an employment agreement.

The following is a summary of the severance benefits that would be provided to Mr. Fishman if he were terminated without "Cause" or if he were to resign for "Good Reason" (each as defined in his employment agreement and summarized below):

  •
  immediately upon the effectiveness of such termination, a lump sum severance payment equal to three times the sum of (1) his then current annual base salary rate and (2) the greater of (x) 150% of his base salary or (y) his annual bonus for the preceding year;

  •
  all unvested stock options, restricted stock, performance shares and other equity awards held by Mr. Fishman will fully vest and, in the case of options, become exercisable as of the date of such termination;

  •
  three years coverage in those medical and dental insurance programs in which he participated on the date employment terminated; and

  •
  reimbursement for any "excess parachute payments" excise tax (and the income and excise taxes on such reimbursement).

Mr. Fishman's agreement also subjects him to non-competition and non-solicitation covenants that are binding during the term of the agreement and for three years following any termination of his employment by us for Cause or by him without Good Reason (or, in the case of the non-solicitation covenants, for one year following a termination of his employment for any other reason).

If Mr. Fishman's employment is terminated after a Change in Control (as defined in his agreement and summarized below) by us other than for Cause or by him for Good Reason (each as defined in the agreement), Mr. Fishman would become entitled to certain benefits, generally including:

  •
  a lump sum payment equal to three times the sum of (1) his highest annual base salary rate payable to him during the 12-month period immediately prior to termination and (2) the greatest of (x) 150% of his then current annual base salary, (y) his annual bonus for the preceding year and (z) the greater of his annual bonus or 150% of his annual base salary for the year immediately preceding the change in control;

  •
  all unvested stock options, restricted stock, performance shares and other equity awards held by Mr. Fishman will fully vest and, in the case of options, become exercisable as of the date of such termination;

  •
  three years' coverage in those medical, dental, accident, disability and life insurance programs in which he participated on the date employment terminated (provided that continued participation in the accident, disability and life insurance programs will only be provided if such termination occurs within two years following a change in control); and

  •
  reimbursement for any "excess parachute payments" excise tax (and the income and excise taxes on such reimbursement).

The term "Cause" is generally defined in his employment agreement as a determination by two-thirds of the Board of Directors: (1) of Mr. Fishman's willful and continued failure to perform substantially his duties; (2) that Mr. Fishman has been convicted of, or entered a guilty plea or plea of nolo contendere to, a felony or crime involving moral turpitude; or (3) that Mr. Fishman has engaged in any malfeasance or fraud or dishonesty of a substantial nature in connection with his position with us or willfully engaged in conduct which materially damages our reputation.

"Good Reason" is generally defined in his agreement to include such situations as: (1) reduction in base salary or annual long-term incentive grant or certain adverse changes with respect to Mr. Fishman's annual bonus opportunity, (2) his ceasing to be Chairman of the Board or a member of the Executive Committee, (3) reduction without his consent in the scope of his duties, responsibilities, authority or reporting relationships, (4) our breach of the agreement, (5) following a Change in Control, certain relocations or changes in travel obligations or failure to maintain benefits that are substantially the same as are in effect when the Change in Control occurs, or (6) our failure to extend Mr. Fishman's term pursuant to Section 1 of his agreement prior to his attaining age 65.

As generally defined in Mr. Fishman's agreement with us, a "Change in Control" occurs when: (1) the individuals on the Board of Directors (the "Incumbent Directors") as composed on February 1, 1999 no longer constitute at least a majority of the Board of Directors, provided that, generally, any person elected to the Board of Directors by two-thirds of the Incumbent Directors after February 1, 1999 shall be an Incumbent Director; (2) any person is or becomes a "beneficial owner" of 30% or more of our outstanding securities; (3) a merger, consolidation, or similar form of corporate transaction is completed, unless immediately following such transaction the voting power of our shareholders is more than 60% of the total, no person becomes the beneficial owner of more than 30% of the outstanding voting securities eligible to elect directors of the Company, and at least a majority of the members of the Board of the Company following the transaction were Incumbent Directors at the time of the decision to execute the transaction; and (4) our stockholders approve a plan of complete liquidation or dissolution of the Company.

Non-Solicitation and Non-Disclosure Agreements

Each of the named executive officers (other than Mr. Fishman) is eligible to receive a severance benefit if they are asked to take a demotion or if any of them is involuntarily terminated due to a reduction in force or for reasons other than "cause". The severance benefit payable is equal to the executive's total monthly cash compensation for 21 to 24 months, depending on his years of service with the Company, with the total monthly cash compensation equal to, at least, one-twelfth of the executive's annual base salary in effect at the time of his termination, plus the greater of (1) one-twelfth of the average of the executive's two most recent cash payments under our annual incentive compensation plan or (2) one-twelfth of 125% of final annual base salary for any named executive officer serving as a Vice Chairman or an Executive Vice President or equivalent. Under Mr. Schnitzer's employment agreement, for purposes of determining the potential severance amount described in clause (1) of the preceding sentence until he has received two payments under our annual incentive compensation plan, his deemed cash payment under our annual incentive compensation plan is equal to (a) $2.0 million for any year in which he has not received an annual bonus or, (b) the greater of his actual bonus or $2.0 million for any year in which he has received an annual bonus.

As described more fully in the "Narrative Supplement to the Summary Compensation Table and the Grants of Plan-Based Awards in 2007—Mr. Schnitzer's Employment Agreement", in addition to the severance benefits described above, Mr. Schnitzer would become entitled to accelerated vesting and/or cash payments in respect of his sign-on grants of stock options and restricted stock units, and the amount initially credited to his account under our deferred compensation plan would become non-forfeitable, upon a qualifying termination of his employment. Additionally, if a Company change in control transaction occurs prior to the time when Mr. Schnitzer's sign-on equity awards have vested in full, Mr. Schnitzer may be entitled to receive a tax gross-up payment for any "golden parachute" excise taxes that are imposed on him pursuant to Section 280G of the Internal Revenue Code.

Equity Recapture Provisions

In connection with equity awards, each recipient executive approximately at or above the Vice President level, signs a non-disclosure and non-solicitation agreement that provides for the recapture by us of the corresponding equity awards during a one-year period following his or her departure, if the executive:

        (1)  fails to keep all confidential information strictly confidential;

        (2)  uses confidential information to solicit or encourage any person or entity that is a client, customer, policyholder, vendor, consultant or agent of the Company to discontinue business with us;

        (3)  is directly and personally involved in the negotiation or solicitation of the transfer of business away from us; or

        (4)  solicits, hires or otherwise attempts to affect the employment of any person employed by us at any time during the last three months of the executive's employment or thereafter, without our consent.

NON-EMPLOYEE DIRECTOR COMPENSATION

The Nominating and Governance Committee of the Board recommends to the full Board for approval the amount and composition of Board compensation for non-employee directors (the "Director Compensation Program"). Directors who are our employees are not compensated for their service on the Board. The Nominating and Governance Committee reviews the significance and appropriateness of each of the components of the Director Compensation Program at least once every two years, most recently in May 2007. The objectives of the Nominating and Governance Committee are to compensate directors in a manner that closely aligns the interests of directors with those of our shareholders, to attract and retain highly qualified directors and to structure and set total compensation in such a manner and at such levels that will not call into question any director's objectivity.

It is the Board's practice to provide a mix of cash and equity-based compensation to non-employee directors, as discussed below.

Annual Retainer

Non-employee directors are paid an annual retainer of $60,000 for their services. Annual retainers are paid in quarterly installments, in arrears, at the end of each quarter in cash or, if the director so elects, in deferred stock units to be credited to his or her deferred compensation account (discussed under "Director Deferral Plan" below) and distributed at a later date designated by the director. The lead director is paid an additional $25,000 annual cash retainer.

Annual Deferred Stock Award

During 2007, each non-employee director (except Mr. Disharoon, who retired from our Board May 1, 2007) was awarded $125,000 of deferred common stock units, which vest in full as of the date of the annual meeting of shareholders of the Company scheduled at least one year after the date of award based upon continued service. The value of each unit on the date of grant was equal to the closing price of our common stock on the date of grant. These annual deferred stock awards are made under our 2004 Stock Incentive Plan. Dividend equivalents (in an amount equal to the common stock dividends) attributable to the deferred common stock units are deemed "reinvested" in additional deferred common stock units. The accumulated deferred common stock units awarded under our 2004 Stock Incentive Plan, and dividends thereon, in a director's account are distributed in the form of shares of our common stock, at the director's election, either in a lump sum or in annual installments beginning at least six months following termination of his or her service as a director.

Committee Chair Fees

The chairs of certain committees are paid additional fees in cash in connection with their services over the course of the year. The relevant committees and the sums received are as follows: Audit Committee—$25,000; Compensation Committee—$20,000; Nominating and Governance Committee—$20,000; Investment and Capital Markets Committee—$20,000; and Risk Committee—$20,000.

Director Deferral Plan

Directors may elect to have all or any portion of their annual retainer and any lead director and committee chair fees paid in cash or deferred through our Deferred Compensation Plan for Non-Employee Directors. Deferrals are notionally "invested" in deferred common stock units. Any director who elects to have any of his or her fees credited to his or her deferred compensation plan account as deferred stock units will be deemed to have purchased shares on the date the fees would otherwise have been paid in cash, based on the closing market price of our common stock on such date. The value of deferred stock units rises or falls as the price of our common stock fluctuates in the market. In addition, dividend equivalents (in an amount equal to the dividends payable on shares of our common stock) on those units are "reinvested" in additional deferred stock units. Distributions are made in the form of shares of our common stock on pre-designated dates, usually following termination of service as a director. Shares of common stock issued in payment of deferred fees are awarded under our 2004 Stock Incentive Plan.

Legacy Directors' Charitable Award Program

Prior to the Merger, most directors of St. Paul participated in a Directors' Charitable Award Program, pursuant to which each participating director could designate up to four tax-exempt charitable, educational or other organizations to receive contributions from St. Paul over a period of ten years following the death of the director, in an aggregate amount over such period of up to $1 million per director. All participating St. Paul directors on April 1, 2004 became fully vested in this program, upon the consummation of the Merger. This program has been discontinued; however, it continues to be actively administered with respect to the vested interests of former St. Paul directors, including Messrs. Dasburg, Duberstein, Fishman, Graev, Hodgson and Nelson. All donations ultimately paid by us under this program should be deductible for purposes of Federal and other income taxes payable by us.

In addition to the six current directors listed above, there are currently 17 former St. Paul directors participating in the Directors' Charitable Award Program. Eighteen of those 23 directors are fully vested for the $1 million charitable contribution benefit, and the other five are vested in lesser amounts. The directors that are not fully vested retired prior to the Merger and, therefore, did not become fully vested on the Merger date. The total vested liability to us for all 23 participating directors is $20,600,000.

The Company carries life insurance policies on 21 of the directors participating in the program. The face amounts of these life insurance policies total $37,596,000. Each policy covers two directors and will pay only after both directors die. Total premiums paid by us in 2007 in connection with this program were $279,171.

Director Compensation for 2007

The 2007 compensation of non-employee directors is displayed in the table below and explained in the following paragraphs.

Name	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	All Other Compensation ($)(6)	Total ($)
A.L. Beller(1)	40,055	83,333	0	0	123,388
J.H. Dasburg	110,000	91,667	0	0	201,667
L.B. Disharoon(2)	26,813	0	2,324	11,252	40,389
J.M. Dolan	60,000	91,667	0	0	151,667
K.M. Duberstein	60,000	91,667	0	0	151,667
L.G. Graev	73,352	91,667	0	0	165,019
P.L. Higgins(1)	40,055	83,333	0	0	123,388
T.R. Hodgson	80,000	91,667	0	0	171,667
C.L. Killingsworth, Jr.(1)	40,055	83,333	0	0	123,388
R.I. Lipp	60,000	91,667	0	0	151,667
B.J. McGarvie	80,000	91,667	1,796	0	173,463
G.D. Nelson	80,000	91,667	0	0	171,667
L.J. Thomsen	60,000	91,667	2,225	0	153,892
(1)
Messrs. Beller and Killingsworth and Ms. Higgins were elected to our Board of Directors for the first time on May 1, 2007, the date of the 2007 annual meeting of the shareholders.

(2)
Mr. Disharoon retired from our board of directors on May 1, 2007, the date of the 2007 annual meeting of the shareholders. The amount included under the "All Other Compensation" column for Mr. Disharoon reflects the dollar value of the shares of our common stock representing the portion of the cumulative dividend equivalents attributable to his annual deferred stock unit awards, which dividend equivalents he received in 2007. He received the remainder of such dividend equivalents in February 2008.

(3)
Nine directors received all of their retainers and fees in cash. Four directors elected to receive their 2007 annual retainer and applicable Committee chair fees, as detailed on the "Director Fee Breakdown for 2007" table below, in deferred stock units which will be accumulated in their deferred compensation plan accounts, to be distributed at a later date, as follows: Mr. Disharoon—511 shares; Mr. Duberstein—1,147 shares; Mr. Graev—1,402 shares; Dr. Nelson—1,529 shares. The table above does not include dividend equivalents attributable to the deferred stock units the four directors received in lieu of cash fees because they are earned at the same rate as the dividends on the Company's common stock and are not preferential.

(4)
The dollar amounts represent the compensation expense recognized by the Company for financial statement reporting purposes during 2007 related to deferred stock units. Compensation cost is measured based on the grant date fair value of an award, determined pursuant to FAS 123R (excluding estimate of forfeiture) utilizing assumptions discussed in Note 11 to our financial statements for the fiscal year ended December 31, 2007. Compensation cost is recognized for financial reporting purposes over the period in which the named director is required to provide service in exchange for the award. This column does not include any expense relating to the dividend equivalents attributable to the annual deferred stock unit awards, which are deemed "reinvested" in additional deferred common stock units, and are distributed, in the form of shares of our common stock, beginning at least six months following termination of services as a director. The dollar value of these dividend equivalents will be included in the "All Other Compensation" column if and when they are actually paid in the form of shares of our common stock. For a discussion of annual deferred stock awards, see "Non-Employee Director Compensation—Annual Deferred Stock Award" above.

On February 6, 2007, each then serving non-employee director nominated for re-election to serve for the twelve-month period running from the May 2007 annual meeting through the May 2008 annual meeting was granted 2,369 deferred stock units (determined by dividing $125,000 by the closing market price of $52.76 on February 6, 2007), and the entire award is subject to forfeiture if the director leaves the Board prior to the grant vesting on May 6, 2008. In addition, on May 1, 2007, each non-employee director nominated for election for the 2007 annual meeting of shareholders that was not a director at the time of the February 6, 2007 award, namely, Ms. Higgins, Mr. Beller and Mr. Killingsworth, was granted 2,296 deferred stock units (determined by dividing $125,000 by the closing market price of $54.44 on May 1, 2007), and the entire award is subject to forfeiture if the director leaves the Board prior to the grant vesting on May 6, 2008.

(5)
The dollar amounts represent the compensation expense recognized by the Company for financial statement purposes during 2007 related to stock options granted prior to 2006. (Effective May 4, 2006, the board of directors compensation program was amended to eliminate the annual stock option as a component of director compensation.) Compensation cost is measured based on the grant date fair value of an award, determined pursuant to FAS 123R (excluding estimate of forfeiture) utilizing assumptions discussed in Note 11 to our financial statements for the fiscal year ended December 31, 2007. Compensation cost is recognized for financial reporting purposes over the period in which the named director is required to provide service in exchange for the award.

(6)
This column does not include the life insurance premiums paid in 2007 in relation to the participation of Messrs. Dasburg, Duberstein, Graev, Hodgson and Nelson in the legacy St. Paul Directors Charitable Award Program. The structure of the plan does not enable us to attribute premium amounts to a specific individual. For more information, please refer to the narrative discussion of the "Legacy Directors' Charitable Award Program".

Director Fee Breakdown for 2007

The following table shows fees paid to our non-employee directors for services performed during 2007.

Name	Base Retainer Fee ($)	Committee Chair Fees ($)	Lead Director Fees ($)	Total Fees ($)
A.L. Beller(1)	40,055	0	0	40,055
J.H. Dasburg	60,000	25,000	25,000	110,000
L.B. Disharoon(2)	20,110	6,703	0	26,813
J.M. Dolan	60,000	0	0	60,000
K.M. Duberstein	60,000	0	0	60,000
L.G. Graev	60,000	13,352	0	73,352
P.L. Higgins(1)	40,055	0	0	40,055
T.R. Hodgson	60,000	20,000	0	80,000
C.L. Killingsworth, Jr.(1)	40,055	0	0	40,055
R.I. Lipp	60,000	0	0	60,000
B.J. McGarvie	60,000	20,000	0	80,000
G.D. Nelson	60,000	20,000	0	80,000
L.J. Thomsen	60,000	0	0	60,000
(1)
Messrs. Beller and Killingsworth and Ms. Higgins were elected to our board of directors for the first time on May 1, 2007, the date of the 2007 annual meeting of our shareholders.

(2)
Mr. Disharoon retired from our board of directors on May 1, 2007, the date of the 2007 annual meeting of our shareholders.

Outstanding Equity Awards for Non-Employee Directors at December 31, 2007

The following table provides information with respect to aggregate holdings of stock options, deferred shares and restricted shares beneficially owned by directors at December 31, 2007.

Name	Options (#)	Deferred Shares(3) (#)	Market Value of Deferred Shares(4) ($)	Restricted Shares (#)	Market Value of Restricted Shares(5) ($)
A.L. Beller	0	2,334	$125,569	0	0
J.H. Dasburg	44,126	35,726	1,922,059	0	0
J.M. Dolan	26,126	11,883	639,305	0	0
K.M. Duberstein	44,126	25,171	1,354,200	0	0
L.G. Graev	0	12,686	682,507	0	0
P.L. Higgins	0	2,334	125,569	0	0
T.R. Hodgson	32,126	24,253	1,304,811	0	0
C.L. Killingsworth, Jr.	0	2,334	125,569	0	0
R.I. Lipp(2)	1,974,668	5,251	282,504	8,791	472,956
B.J. McGarvie	9,293	9,256	497,973	0	0
G.D. Nelson	44,126	46,960	2,526,448	0	0
L.J. Thomsen	12,460	12,692	682,830	0	0

Total	2,187,051	190,880	10,269,344	8,791	472,956
(1)
For information regarding the stock ownership positions of our directors, see the "Share Ownership of Directors and Executive Officers" table on page 71 below.

(2)
Options and restricted stock awards outstanding that Mr. Lipp received while serving as an executive officer of the Company are included in this table (1,974,668 stock options and 8,791 restricted shares).

(3)
Includes dividend reinvested deferred stock units received by non-employee directors who (a) elected to receive their annual retainer in deferred stock units and (b) deferred stock units received on annual deferred stock awards accumulated in each non-employee director's deferred compensation account to be distributed at a later date which were received through December 31, 2007.

(4)
The market value of the deferred shares is calculated by multiplying our closing market price on December 31, 2007, or $53.80, by the number of deferred shares.

(5)
The market value of restricted shares is calculated by multiplying our closing market price on December 31, 2007, or $53.80, by the number of restricted shares.

SHARE OWNERSHIP INFORMATION

5% Owners

Based on information available to us, as of March 7, 2008, the only shareholders known to us to beneficially own as much as 5% of any class of our capital stock are:

Beneficial Owner	Amount and Nature of Beneficial Ownership of Company Stock	Percent of Company Common Stock	Percent of Company Preferred Stock
AXA Financial Inc. 1290 Avenue of the Americas New York, NY 10104	40,947,670 (1)	6.3% (1)	—
Dodge & Cox 555 California Street San Francisco, CA 94104	38,707,791 (2)	6.0% (2)	—
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	36,997,396 (3)	5.7% (3)	—
Fidelity Management Trust Company 82 Devonshire Street Boston, MA 02109	330,830.39 (4)	(4)	100%	(4)
(1)
AXA Financial, Inc.'s Schedule 13G reported beneficial ownership of common stock as of December 31, 2007, which was held by AXA Financial, Inc., AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Cartage Assurance Mutuelle and AXA.

(2)
Dodge & Cox's Schedule 13G reported beneficial ownership of common stock as of December 31, 2007 on behalf of its clients which may include registered investment companies, employee benefit plans, pension funds, endowment funds or other institutional clients.

(3)
The Schedule 13G of Barclays Global Investors, NA reported beneficial ownership of our common stock as of December 31, 2007 which was held by Barclays Global Investors, NA; Barclays Global Fund Advisors; Barclays Global Investors, LTD; Barclays Global Investors Japan Trust and Banking Company Limited; and Barclays Global Investors Japan Limited in trust accounts for the economic benefit of the beneficiaries of those accounts.

(4)
As trustee under the Company's 401(k) Savings Plan, Fidelity Management Trust Company held 100% of the 330,830.39 outstanding shares of Series B convertible preferred stock as of March 7, 2008. Each share of Series B convertible preferred stock is convertible into eight shares of common stock. To the best of our knowledge, Fidelity Management Trust Company did not beneficially own 5% or more of our common stock at December 31, 2007 or March 7, 2008.

Share Ownership of Directors and Executive Officers

The following table shows as of March 7, 2008 the beneficial ownership of our capital stock by each director of the Company, each of the named executive officers, and all directors and executive officers of the Company as a group.

	Number of Shares or Units Beneficially Owned as of March 7, 2008(1)
	Column A	Column B	Column C	Column D
Name of Beneficial Owner	Shares Owned Directly and Indirectly(2)	Stock Options Exercisable Within 60 Days of March 7, 2008	Stock Equivalent Units(3)	Total Stock-Based Ownership(4)
J.S. Fishman	263,814	2,974,645	0	3,238,459
B.W. MacLean	87,431	197,008	0	284,439
J.S. Benet(5)	86,663	222,402	0	309,065
W.H. Heyman	95,886	388,064	0	483,950
A.D. Schnitzer(6)	41,660	0	0	41,660
A.L. Beller	0	0	0	0
J.H. Dasburg	65,381	38,126	27,555	131,062
J.M. Dolan	1,000	26,126	209	27,335
K.M. Duberstein	3,761	44,126	2,663	50,550
L.G. Graev	5,766	0	1,429	7,195
P.L. Higgins	100	0	0	100
T.R. Hodgson	15,001	32,126	3,216	50,343
C.L. Killingsworth, Jr.	0	0	0	0
R.I. Lipp	382,939	1,974,668	0	2,357,607
B.J. McGarvie	1,000	8,858	0	9,858
G.D. Nelson(7)	97,306	44,126	32,492	173,924
L.J. Thomsen	1,601	12,460	0	14,061
All Directors and Executive Officers as a group (27 persons)	1,501,081	7,263,866	67,564	8,832,511
(1)
As of March 7, 2008, (1) no director or executive officer beneficially owned 1% or more of our outstanding common stock or the Series B convertible preferred stock of the Company or 1% or more of the aggregate combined voting power of the outstanding common stock and Series B convertible preferred stock; and (2) the directors and executive officers of the Company as a group beneficially owned approximately 1.37% of the common stock of the Company and approximately 0.21% of the Series B convertible preferred stock of the Company, and approximately 0.24% of the aggregate combined voting power of the outstanding common stock and Series B convertible preferred stock.

(2)
Included are (1) common shares owned outright; (2) restricted shares; (3) restricted stock units that vest within 60 days of March 7, 2008; (4) common shares held in our 401(k) Savings Plan; (5) common share equivalents of Series B convertible preferred shares, which can be distributed in the form of common shares, held in our 401(k) Savings Plan; (6) shares held by family members of the following: Mr. MacLean—40 held by his son; Mr. Heyman—2,256 shares held by his spouse; Mr. Schnitzer—4,406 shares held by his spouse and 94 shares held by Mr. Schnitzer or his spouse as custodian for his children; and Ms. Thomsen—432 held by her children. These executive officers and director disclaim beneficial ownership of the shares held by their respective family members; and (7) the following shares which are held in trust: Mr. Fishman—50,000 (in a grantor retained annuity trust) and 288 (in his children's 12-year trust with respect to which Mr. Fishman is the trustee); Mr. Dasburg—5,000 (in a trust over which Mr. Dasburg has investment and voting control) and 5,278 (over which Mr. Dasburg has investment and voting control and which are held in a foundation); Mr. Lipp—375,079 (in grantor retained annuity trusts); and Dr. Nelson—97,306 (in a trust with respect to which Dr. Nelson is both grantor and trustee). Mr. Heyman disclaims beneficial ownership of 250 shares held in trust for his stepson, and those shares are not included in the table.

(3)
All non-employee directors have deferred stock units, each of which will be distributed in the future as a share of our common stock, through our 2004 Stock Incentive Plan, its Deferred Compensation Plan for Non-Employee Directors or through the legacy deferred stock plan of either St. Paul or TPC. Column C lists those deferred stock units that would be converted to shares of common stock and distributed to directors within 60 days, if any of them were to have retired as a director on March 7, 2008. In addition, the following deferred stock units (which are not reflected in the table) would be converted to shares of our common stock and issued to the directors indicated more than 60 days following their retirement as a director: Mr. Beller—4,981; Mr. Dasburg—10,818; Ms. Dolan—14,321;

  Mr. Duberstein—25,156; Mr. Graev—13,904; Ms. Higgins—4,981; Mr. Hodgson—23,684; Mr. Killingsworth—4,981; Mr. Lipp—7,898; Ms. McGarvie—11,903; Dr. Nelson—17,115 and Ms. Thomsen—15,339.

(4)
These amounts are the sum of the number of shares shown in Column A, those listed in Column B which are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days after March 7, 2008 and the number of stock-equivalent units displayed in Column C.

(5)
11,583 of the shares reported under Column A for Mr. Benet were held in a margin account at March 7, 2008.

(6)
The 41,660 shares reported under Column A for Mr. Schnitzer include 37,161 restricted stock units that are scheduled to vest on April 23, 2008. Not included are 111,483 additional restricted stock units that are scheduled to vest in three equal installments on April 23, 2009, 2010 and 2011.

(7)
The 97,306 shares reported under Column A for Dr. Nelson were pledged at March 7, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires executive officers and directors, a company's chief accounting officer and persons who beneficially own more than 10% of a company's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. Executive officers, directors, the chief accounting officer and beneficial owners with more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such reports and written representations from our executive officers, directors and chief accounting officer, we believe that our executive officers, directors and chief accounting officer complied with all Section 16(a) filing requirements during 2007, except that a Form 4 to report a sale of 2,000 shares of our common stock was filed on behalf of Mr. William Bloom late due to an administrative oversight on our part.

SHAREHOLDER PROPOSALS FOR
2009 ANNUAL MEETING

If any shareholder wishes to propose a matter for consideration at our 2009 Annual Meeting of Shareholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary, 385 Washington Street, Saint Paul, Minnesota 55102. To be eligible under the SEC's shareholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2009 Annual Meeting Proxy Statement and form of proxy to be made available in March 2009, a proposal must be received by our Corporate Secretary on or before November 24, 2008.

Our bylaws require advance notice of business to be brought before a shareholders' meeting, including nominations of persons for election as directors. Generally, notice to our Corporate Secretary must be given no less than 60 days prior to the date of the annual meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholders to be timely must be received no later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or such public disclosure was made. The bylaws, which have certain other related requirements, are posted on our website at www.travelers.com.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as "householding", provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. You may also call (800) 542-1061 or write to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and annual report by contacting Travelers Shareholders Relations Department, One Tower Square, 6PB, Hartford, Connecticut 06183, (860) 277-0779.

OTHER BUSINESS

The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,

Bruce A. Backberg
Corporate Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.travelers.com) and click on "SEC Filings" under the "Investors" heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2007, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request addressed to:
Corporate Secretary The Travelers Companies, Inc. 385 Washington Street Saint Paul, MN 55102

(This page has been left blank intentionally.)

ANNEX A

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

The Board must determine, based on all of the relevant facts and circumstances, whether each director satisfies the criteria for independence, which include that a director must not have a material relationship with the Company, either directly, or indirectly as a partner, shareholder or officer of another organization, that has a relationship with the Company. The Board has established the following guidelines to assist it in making independence determinations:

  1.
  A director will not be independent if currently, or within the preceding three years: (i) the director is or was employed by the Company or any of its subsidiaries; (ii) an immediate family member (as defined in NYSE rules) of the director is or was employed by the Company or any of its subsidiaries as an executive officer; (iii) the director is or was employed by or affiliated with the Company's present or former internal auditor or independent registered public accounting firm; (iv) an immediate family member of the director is or was employed in a professional capacity by, or affiliated with, the Company's present or former internal auditor or independent registered public accounting firm; (v) the director is or was part of an interlocking directorate in which an executive officer of the Company serves or served on the compensation committee of another company that concurrently employs or employed such a director or an immediate family member of the director, as an executive officer; or (vi) the director or his or her immediate family member receives or received from the Company any compensation, fees or benefits in an amount greater than $100,000 during any twelve-month period, other than (a) pursuant to standard compensation arrangements applicable to non-employee directors generally; or (b) compensation paid to an immediate family member of a director who is a non-executive employee of the Company.

  2.
  The following commercial relationships will be considered to be material relationships that would impair a director's independence until three years after such relationships cease: a director is a current employee, or the director's immediate family member is a current executive officer, of a company that does business with the Company and the payments to, or payments from, the Company are, in any single fiscal year, more than the greater of $1 million or 2% of the consolidated gross revenues of the other company, in each case measured by the last completed fiscal year of the other company. Any such commercial relationship involving payments of less than the greater of such amounts will be considered to be a relationship that does not impair independence.

  3.
  The following charitable relationships will be considered to be material relationships that would impair a director's independence until three years after such relationships cease: a director serves as an officer, director or trustee of a charitable organization, and the Company's discretionary charitable contributions to the organization exceed 5% of that organization's total annual operating expenses (the Company's matching of employee charitable contributions will not be included in the amount of the Company's contributions for this purpose). Any such charitable relationship not involving contributions exceeding the 5% test described above will be considered to be a relationship that does not impair independence.

A-1

YOU HAVE THREE WAYS TO VOTE:
385 WASHINGTON STREET SAINT PAUL, MN 55102-1396	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions electronically. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign, date and return your proxy card in the postage-paid envelope that has been provided to you or return it to The Travelers Companies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

 If you are a shareholder of record or hold shares through a broker or bank, your vote must be received by 11:59 p.m. Eastern Daylight Time on May 5, 2008.

 If you are a current or former employee voting shares held under an employee benefit or compensation plan, however, you must vote those plan shares by 11:59 P.M. Eastern Daylight Time on May 2, 2008. Please consult the separate voting instructions provided for persons holding shares through a Company employee benefit or compensation plan.

 ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by The Travelers Companies, Inc. in mailing proxy materials, you can consent to receiving all future Notices of Internet Availability of Proxy Materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	TRAVL1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRAVELERS COMPANIES, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

1.	Proposal to elect thirteen directors.
	Nominees:	For	Against	Withhold
01) 02) 03) 04) 05) 06) 07) 08) 09) 10) 11) 12) 13)	Alan L. Beller
John H. Dasburg
Janet M. Dolan
Kenneth M. Duberstein
Jay S. Fishman
Lawrence G. Graev
Patricia L. Higgins
Thomas R. Hodgson
Cleve L. Killingsworth, Jr.
Robert I. Lipp
Blythe J. McGarvie
Glen D. Nelson, MD
	Laurie J. Thomsen	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

		For	Against	Abstain
2.	Proposal to ratify the selection of KPMG LLP as Travelers' independent registered public accounting firm for 2008.	☐	☐	☐

IF NO BOXES ARE MARKED AND THE PROXY IS SIGNED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ON THE REVERSE SIDE.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

NOTE: Please sign exactly as the name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or on behalf of a corporation or other business entity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 6, 2008: the Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

For driving directions to the Annual Meeting, please see the "Notice and Access FAQs" posted on our website at www.travelers.com under "Investors: Investors Home".

THE TRAVELERS COMPANIES, INC. Proxy Solicited on Behalf of the Board of Directors of The Travelers Companies, Inc. for the Annual Meeing of Shareholders, May 6, 2008

The undersigned hereby constitutes and appoints Jay S. Fishman, Kenneth F. Spence, III and Bruce A. Backberg, and each of them, the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of The Travelers Companies, Inc. to be held at our corporate office, 385 Washington Street, Saint Paul, Minnesota, on May 6, 2008 at 10:30 a.m. (Central Daylight Time) and at any adjournments or postponements thereof, and to vote as specified on this proxy all shares of stock of The Travelers Companies, Inc. as the undersigned would be entitled to vote if personally present, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side of this proxy.

The signer(s) hereby acknowledge(s) receipt of the Notice of Internet Availability of Proxy Materials and/or Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting and any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein. If the proxy is signed but no direction given, this proxy will be voted FOR the election of the director nominees and FOR Proposal 2, and it will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

QuickLinks

GENERAL INFORMATION
ITEM 1—ELECTION OF DIRECTORS
BOARD OF DIRECTORS INFORMATION
GOVERNANCE OF YOUR COMPANY
ITEM 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE COMPENSATION
Compensation Committee Report
Compensation Committee Interlocks and Insider Participation
TABULAR EXECUTIVE COMPENSATION DISCLOSURE
NON-EMPLOYEE DIRECTOR COMPENSATION
SHARE OWNERSHIP INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
HOUSEHOLDING OF PROXY MATERIALS
OTHER BUSINESS
ANNEX A CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE